                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                    Information Required in a Proxy Statement
                            Schedule 14a Information

                  Proxy Statement Pursuant to Section 14(a) of
              The Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to 240.a-11(c) or 240.a-12

                             FIRST EAGLE FUNDS, INC.
                 (Name of Registrant as Specified In its Charter
                       and Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                             FIRST EAGLE FUNDS, INC.
                           1345 Avenue of the Americas
                            New York, New York 10105
--------------------------------------------------------------------------------

                                                                January 21, 2004

                           IMPORTANT PROXY INFORMATION

Dear Shareholder:

                We are writing to inform you that a Special Meeting of Shareholders for First Eagle Funds, Inc., a Maryland corporation (the "Fund"), will be held at o New York, New York, at 10:00 a.m. on March 10, 2004. The Meeting has been called in order to vote on a number of important issues. As a shareholder of the Fund, you have the opportunity to voice your opinion on these matters.

                In recent years a number of mutual funds have reorganized as Delaware statutory trusts to minimize operating expenses and to obtain favorable operational flexibility and legal protections for shareholders and trustees. Your Fund is seeking your approval for this new organizational structure, which is expected to improve organizational efficiencies and may lower operating costs. Also, you are being asked to consider a number of other related proposals, including election of the Board of Trustees of the new Delaware statutory trust, and changes to certain investment restrictions.

                Your vote will permit your Fund to reorganize as a Delaware statutory trust, which will be called the First Eagle Funds Trust. Pursuant to this tax-free reorganization, each portfolio of the Fund will continue to operate with its same investment objectives and policies, except as described herein.

                The Board of Directors of the Fund has fixed the close of business on January 9, 2004 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting. We have enclosed a proxy statement, proxy card, business reply envelope and voting instructions for your review. Please look over the material and cast your vote on the proposals set forth above.


                THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS. THE BOARD URGES YOU TO VOTE IN FAVOR OF EACH PROPOSAL.

                The Fund has enlisted the services of Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from Georgeson encouraging you to exercise your right to vote.

                Again, we urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the proxy card. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts.

                If you have any questions regarding the enclosed material or the execution of your vote, please call Georgeson Shareholder Communications Inc. toll free at 1-866-831-1631.

                We appreciate your time and continued commitment to the First Eagle Funds.

                                       Sincerely,

                                       John P. Arnhold and Jean-Marie Eveillard
                                       Co-Presidents
                                       First Eagle Funds, Inc.

                                                                January 21, 2004
Important Notice

                             FIRST EAGLE FUNDS, INC.
                                 PROXY STATEMENT

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted.

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT?

A: The purpose of this Proxy Statement is to seek shareholder approval of three matters recommended by the Board of Directors:

     Proposal 1.   The reorganization of the Fund from a Maryland corporation into a Delaware statutory trust, which will be called the First Eagle Funds Trust;

     Proposal 2.   The election of certain individuals to serve as Directors
                   on the Board of Directors of the Fund (if the reorganization is approved, these individuals will also serve as Trustees on the Board of Trustees of the new Delaware Trust); and

     Proposal 3.   Changes to certain fundamental investment restrictions
                   applicable to several of the Fund's portfolios.

Q: WHY AM I BEING ASKED TO VOTE ON THE REORGANIZATION OF THE FUND AS A DELAWARE STATUTORY TRUST?

A: The organization of mutual funds as Delaware statutory trusts have certain advantages over those funds organized as Maryland corporations. Most importantly, the reorganization will provide greater flexibility to respond to future business contingencies, which may create cost savings and operating efficiencies. This additional flexibility could help to assure that the new Trust continues to operate under the most advanced form of organization and may reduce the expense and frequency of future Shareholders' meetings for non-investment related issues.

Q:   WHAT IS A DELAWARE STATUTORY TRUST?

A: A statutory trust is an entity that is a very popular form of organization for mutual funds. A statutory trust may operate with multiple series or portfolios, so that each portfolio of the Fund can be operated as a separate entity. First Eagle Funds Trust is being organized in the State of Delaware, which has favorable business laws.

Q:   WILL THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS REMAIN THE SAME?

A: Yes, you can expect the same level of management expertise and high quality shareholder service to which you've grown accustomed. Arnhold and S. Bleichroeder Advisers, LLC will continue to advise the portfolios of First Eagle Funds, Inc., which are the First Eagle Global Fund, the First Eagle Overseas Fund, the First Eagle U.S. Value Fund, the First Eagle Gold Fund, and the First Eagle Fund of America. Iridian Asset Management LLC will continue to serve as subadviser to the First Eagle Fund of America.

     The portfolio managers will also remain the same. Jean-Marie Eveillard and Charles De Vaulx, respectively Co-President and Senior Vice President of the Fund, will continue to be primarily responsible for the day-to-day management of the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund. Harold Levy and David Cohen of Iridian Asset Management LLC will continue to be primarily responsible for the day-to-day management of First Eagle Fund of America.

Q:   WHAT ABOUT THE INVESTMENT ADVISORY FEES?

A: None of the fees will change as a result of these proposals. Arnhold and S. Bleichroeder Advisers, LLC will receive the same investment advisory fees as currently applied to each of the portfolios of the Fund (other than First Eagle Global Fund for which a slight reduction in fees is contemplated, as described immediately below).

     With respect to the First Eagle Global Fund, the Fund's board of directors and the investment adviser recently agreed to a new fee. Presently, the Global Fund pays the investment adviser a 1% fee on the first $25 million of assets and 0.75% on the balance. Effective March 1, 2004, the fee will be reduced to a level 0.75% of Global Fund's assets.

Q:   IS THIS REORGANIZATION A TAXABLE EVENT FOR ME?

A: No. There will be an opinion of counsel to the effect that there will be no recognition of gain or loss for a shareholder due to reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.

Q:   ARE YOU RECOMMENDING A NEW BOARD FOR THE FUND?

A: Yes. The Board of Directors of the Fund has nominated individuals to serve as Directors on the Fund's Board of Directors (if the reorganization is approved, these individuals will also serve as Trustees on the Board of Trustees for the new Delaware Trust). Most of the nominees already serve as Directors on the Fund's current Board of Directors.

Q: WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE CHANGES PROPOSED TO CERTAIN OF THESE RESTRICTIONS?

A: First, only three fundamental investment restrictions are proposed to be changed, and not all of these changes will apply to every portfolio of the Fund. (For example, none of the proposed changes apply to First Eagle Fund of America.) Accordingly, although all shareholders will vote on the other proposals described above, you should review the table in the Proxy Statement headed "Who Votes?" to identify which investment restriction changes apply to your investment portfolio. You will vote only on those proposed changes.

     The law requires that certain mutual fund investment policies and restrictions be changed only by a shareholder vote - even if the changes are minor. These are referred to as "fundamental" policies and restrictions. Because a shareholder vote is already required with respect to Proposals 1 and 2, the Board considers it efficient to propose changes to certain of the Fund's fundamental investment policies at the same time. The proposed changes, which are described individually in the Proxy Statement, apply to First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund.

     The Board also believes that fundamental investment restrictions that are not legally required to be so designated should be reclassified as "non-fundamental". Because non-fundamental investment restrictions may be changed from time to time by the Board with notice to shareholders, this will provide greater investment flexibility for the Fund. One such reclassification is proposed for the First Eagle Global Fund and First Eagle U.S. Value Fund.

Q: DO THESE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS CHANGE THE INVESTMENT OBJECTIVE OF ANY OF THE FUND'S PORTFOLIOS?

A:   No. The investment objective of each portfolio will remain the same.

Q:   WHAT WILL BE THE EFFECT OF THESE PROPOSED CHANGES?

A: The Board does not believe that the proposed changes to the investment restrictions will result in more than modest restructuring of any of the Fund's investment portfolios. The changes simply allow the portfolios greater flexibility in pursuing their current investment objectives. For example, it is proposed that each of the Fund's portfolios other than First Eagle Fund of America be permitted to invest in loans made by other parties and that First Eagle Global Fund and First Eagle U.S. Value Fund be permitted greater investment flexibility with respect to precious metals investing. The expected benefits, as well as certain risks, related to these types of investments are described in the complete Proxy Statement.

Q:    HOW CAN I VOTE?

A:   To vote, you may use any of the following methods:

     o By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

     o By Internet. Have your proxy card available. Go to the web site on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the web site.

     o By Telephone. Have your proxy card available. Call the toll free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

     Shareholders can also vote in person at the meeting.

Q:   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: After careful consideration, the Board unanimously recommends that you vote "FOR" each of Proposals 1 and 3 and "FOR" each of the nominees to serve as a Director of the Fund and Trustee of the Trust.

Q:   WILL MY VOTE MAKE A DIFFERENCE?

A: Yes. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response will help save on the costs of further solicitations for a shareholder vote. We encourage you to participate in the governance of your Fund.

Q:   HOW DO I CONTACT YOU?

A: If you have any questions, call Georgeson Shareholder Communications Inc. toll free at 1-866-831-1631.

                                  PLEASE VOTE.

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

                                FIRST EAGLE FUNDS
                           1345 Avenue of the Americas
                            New York, New York 10105

                               -------------------
                                 PROXY STATEMENT
                               -------------------

        Notice of Meeting of Shareholders to be Held on March 10, 2004

        This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Eagle Funds, Inc. for use at the Special Meeting of Shareholders to be held on March 10, 2004 at 10:00 a.m. at o, New York, New York, including any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of the Shareholders (the "Notice"). This Proxy Statement is expected to be mailed on or about January 21, 2004 to Shareholders of record on January 9, 2004 (the "Record Date").

        If the accompanying proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions thereon. If no instructions are given, proxies will be voted FOR approval of each Proposal as to which the shares represented by proxy are entitled to vote and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting or any adjournment thereof. You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Fund at any time prior to the Meeting or at the Meeting to the Secretary of the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

        The cost of this solicitation, including legal, printing, mailing and telephone solicitation expenses, is expected to be approximately [$________], which will be borne by the Fund. The solicitation will be largely by mail but may include telephonic or oral communications by Georgeson Shareholder Communications Inc., a professional proxy solicitation firm enlisted by the Fund to assist Shareholders with the proxy process. As the meeting date approaches, you may receive a call from Georgeson encouraging you to exercise your right to vote. Regular employees of Arnhold and S. Bleichroeder Advisers, LLC, the Fund's investment adviser (the "Adviser"), or DST Systems Inc., the Fund's transfer agent, may also contact you (at no additional cost to the Fund).

        General Information about the Fund:

        First Eagle Global Fund ("Global Fund"), First Eagle Overseas Fund ("Overseas Fund"), First Eagle U.S. Value Fund ("U.S. Value Fund"), First Eagle Gold Fund ("Gold Fund") and First Eagle Fund of America ("First Eagle Fund of America"), are five separate portfolios (collectively, the "Portfolios", and each, a "Portfolio") of First Eagle Funds, Inc., (the "Fund"), an open-end management investment company organized as a Maryland corporation. Each Portfolio is a separate, diversified portfolio of assets (other than the First Eagle Fund of America, which is a non-diversified portfolio of assets) and has a different investment objective which it pursues through separate investment policies.

        The Fund's investment adviser is Arnhold and S. Bleichroeder Advisers, LLC, New York, NY; its custodian is The Bank of New York, New York, NY; and its transfer agent is DST Systems, Inc., Kansas City, MO. In those capacities, both The Bank of New York and DST Systems, Inc. maintain certain financial and accounting books and records on behalf of the Fund. The Adviser also performs certain administrative and book-keeping services on behalf of the Fund. The investment subadviser ("Subadviser") to the First Eagle Fund of America is Iridian Asset Management LLC, Westport, CT.

        The Fund and its business are described in its Prospectus and Statement of Additional Information and in its most recent Annual and Semi-Annual reports. A copy of the Fund's Annual Report for the fiscal year ended October 31, 2003 was mailed to Shareholders on or about December 31, 2003, and a copy of the Fund's Semi-Annual Report for the semi-annual period ended April 30, 2003, was mailed to Shareholders on or about June 30, 2003. A copy of the Fund's most recent Annual and Semi-Annual Reports will be sent to you without charge upon written request to the Fund, at 1345 Avenue of the Americas, New York, New York, 10105, or by calling toll-free at 1-800-334-2143. At the close of business on the Record Date, the net assets of each portfolio of the Fund were as follows:
$___ for Global Fund, $___ for Overseas Fund, $___ for U.S. Value Fund, $___ for Gold Fund and $___ for First Eagle Fund of America. The Fund is not a party to any pending legal proceedings and no such proceedings are known to be contemplated by any governmental authorities.

        Summary of Proposals:

        During the Meeting, Shareholders of the Fund will vote on the following Proposals (which are described more fully below):

    o Proposal 1. Changing the domicile of the Fund from Maryland to Delaware and reorganizing the Portfolios as separate Series of the new Trust;

    o Proposal 2. Electing certain individuals to serve as Directors on the Board of Directors of the Fund (if the reorganization is approved, these individuals will also serve as Trustees on the Board of Trustees for the new Delaware Trust); and

    o Proposal 3. Changing certain of the fundamental investment restrictions applicable to several of the Fund's Portfolios, as follows:

          (3A) Modification of the fundamental investment restriction regarding making loans by First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund so as to permit each of these Portfolios to purchase or sell loans and other direct debt instruments.

          (3B) Modification of the fundamental investment restriction regarding investments in commodities and commodity contracts by First Eagle Global Fund and First Eagle U.S. Value Fund so as to permit each of these Portfolios to purchase or sell precious metals, such as gold or silver, and to purchase or sell precious metal commodity contracts and options on such contracts.

          (3C) Reclassification of the fundamental investment restriction regarding investments in bank certificates of deposit and similar instruments by First Eagle Global Fund and First Eagle U.S. Value Fund as a non-fundamental investment policy.

        The adoption of these Proposals is intended to promote the ability of the Fund to adapt to economic, market and regulatory changes without the expense and delay of costly additional Shareholders meetings, while preserving the basic investment characteristics and management style of each of the Fund's Portfolios.

        Who Votes?

        All Shareholders are being asked to vote on Proposals 1 and 2. As to Proposals 3A, 3B and 3C, only the Shareholders identified in the table below are being asked to vote and will vote on each on a Portfolio-by-Portfolio basis (for example as to Proposal 3A, First Eagle Global Fund Shareholders vote on modifying the restriction as to First Eagle Global Fund, First Eagle Overseas Fund Shareholders vote on modifying the restriction as to First Eagle Overseas Fund, First Eagle U.S. Value Fund Shareholders vote on modifying the restriction as to First Eagle U.S. Value Fund, and First Eagle Gold Fund Shareholders vote on modifying the restriction as to First Eagle Gold Fund).

Proposal                                                                          Who votes?
---------                                                            --------------------------------------
1.           Reorganization of the Fund as a Delaware                All shareholders
             statutory trust

2.           Election of new Board members                           All shareholders

3A.          Modification of the fundamental restriction             Shareholders of Global Fund,
             regarding making loans by Global Fund, Overseas         Overseas Fund, U.S. Value Fund and
             Fund, U.S. Value Fund and Gold Fund                     Gold Fund, voting on a
                                                                     Portfolio-by-Portfolio basis

3B.          Modification of the fundamental restriction             Shareholders of Global Fund and U.S.
             regarding making investments in commodities and         Value Fund, voting on a
             commodity contracts by Global Fund and U.S. Value       Portfolio-by-Portfolio basis
             Fund

3C.          Reclassification as non-fundamental of the              Shareholders of Global Fund and U.S.
             fundamental investment restriction regarding            Value Fund, voting on a
             investments in bank certificates of deposit and         Portfolio-by-Portfolio basis
             similar instruments by Global Fund and U.S. Value
             Fund

        Although it is not anticipated that business other than that contemplated by these Proposals will be presented at or acted upon at the Meeting, the accompanying proxy card authorizes the proxy holders to vote according to the best judgment of each as to any other matter that properly comes before the Meeting.

        Quorum Requirement and Adjournment:

        A quorum of Shareholders is necessary to hold a valid meeting. A quorum for the Meeting will exist if Shareholders entitled to vote one-third (33 1/3%) of the issued and outstanding shares of the Fund on the Record Date are present in person or by proxy at the Meeting. Abstentions and "broker non-votes" (as described below) will count as shares present at the Meeting for purposes of establishing a quorum.

        Under the rules applicable to broker-dealers, if a broker holds shares in its name, the broker will be entitled to vote those shares even if it has not received instructions from the Shareholder on whose behalf the shares are held. A "broker non-vote" occurs when a broker has not received voting instructions from a Shareholder and is barred from voting the shares without Shareholder instructions because the proposal is non-routine.

        If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such an adjournment. A Shareholder vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

        Vote Necessary to Approve Each Proposal:

        Proposal 1. Approval of Proposal 1 requires the affirmative vote of a majority of the issued and outstanding shares of the Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote against Proposal 1 because its approval requires the affirmative vote of a percentage of the outstanding voting securities.

        Proposal 2. The affirmative vote of a majority of votes cast at the Meeting is necessary to elect Directors/Trustees. Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

        Proposals 3A, 3B and 3C. As already described, only Shareholders of the Portfolios to which the changes proposed by Proposals 3A, 3B and 3C would apply will vote on those Proposals, and the Shareholders will vote on them on a Portfolio-by Portfolio basis. Approval of each of Proposals 3A, 3B and 3C by a Portfolio requires the affirmative vote of the lesser of either (i) a majority of the issued and outstanding shares of the relevant Portfolio (the "majority outstanding requirement") or (ii) two-thirds of the votes cast by Shareholders of the relevant Portfolio at the Meeting (the "two-thirds cast requirement"), if at least a majority the issued and outstanding shares of the relevant Portfolio on the Record Date are present in person or by proxy. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Meeting. As a result, they will have the same effect as a vote against Proposals 3A, 3B and 3C if the vote is calculated pursuant to the majority outstanding requirement, but will have no effect on the outcome of voting on Proposals 3A, 3B and 3C if the vote is calculated pursuant to the two-thirds cast requirement.

        As to each of the Proposals, each share of the Fund is entitled to one vote for each dollar of net asset value of such share owned by a Shareholder. Shares for fractional dollar amounts vote proportionally.

        If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees to serve as a Director/Trustee named in this Proxy Statement and in favor of Proposals 1 and 3. A Shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Fund expressly revoking his or her proxy, (ii) by signing and forwarding to the Fund a later-dated proxy or (iii) by attending the Meeting and casting his or her votes in person.

        Record Date and Outstanding Shares:

        At the close of business on the Record Date, when aggregated across the Fund's five Portfolios, there were [_] shares of the Fund outstanding and entitled to vote, representing [_] number of votes. Although none of the Proposals require a class-by-class vote, SEC regulations applicable to the solicitation of proxies require inclusion of the following chart, which sets out the number of shares of each Portfolio of the Fund outstanding and entitled to vote at the close of business on the Record Date, as well as the number of votes for each class of shares:

                      Portfolio                     Number of Shares     Number of Votes
        -------------------------------------       ----------------     ---------------
        Global Fund - Class A
        Global Fund - Class C
        Global Fund - Class I
        Overseas Fund - Class A
        Overseas Fund - Class C
        Overseas Fund - Class I
        U.S. Value Fund - Class A
        U.S. Value Fund - Class C
        U.S. Value Fund - Class I
        Gold Fund - Class A
        Gold Fund - Class C
        Gold Fund - Class I
        First Eagle Fund of America - Class A
        First Eagle Fund of America - Class C
        First Eagle Fund of America - Class Y

                                  PROPOSAL ONE:

          PROPOSAL TO APPROVE THE REORGANIZATION OF THE FUND FROM A MARYLAND CORPORATION INTO A DELAWARE STATUTORY TRUST.

INTRODUCTION

        If the Shareholders of First Eagle Funds, Inc. (the "Fund") approve this Proposal, the Fund will be reorganized from a Maryland corporation into a Delaware statutory trust, to be known as First Eagle Funds Trust (the "Trust"). The proposed reorganization as a Delaware statutory trust (the "Reorganization") would take place pursuant to an Agreement and Plan of Reorganization and Termination (the "Plan of Reorganization") in the form attached as Exhibit A to this Proxy Statement.

        Currently, the Fund is a corporation organized under the laws of the State of Maryland having multiple Portfolios, each with multiple classes of shares. If the Shareholders approve the Reorganization, the Fund will be reorganized as a Delaware statutory trust with multiple Series and classes. The Trust would initially have five Series corresponding to the current Portfolios of the Fund: the Global Fund portfolio will be reorganized as a successor Series to be known as "First Eagle Global Fund" (the "Global Series"), the Overseas Fund portfolio will be reorganized as a successor Series to be known as "First Eagle Overseas Fund" (the "Overseas Series"), the U.S. Value Fund portfolio will be reorganized as a successor Series to be known as "First Eagle U.S. Value Fund" (the "U.S. Value Series"), the Gold Fund portfolio will be reorganized as a successor Series to be known as "First Eagle Gold Fund" (the "Gold Series"), and the First Eagle Fund of America portfolio will be reorganized as a successor Series to be known as "First Eagle Fund of America" (the "First Eagle Fund of America Series", and collectively with the Global Series, the Overseas Series, the U.S. Value Series and the Gold Series, the "New Series").

        On March 12, 2003, the Board of Directors of the Fund approved a proposal made by the Adviser to change the jurisdiction and organizational structure of the Fund from a Maryland corporation into a Delaware statutory trust and reorganize the Portfolios of the Fund as separate Series of the Trust. The Reorganization of the Fund as a Delaware statutory trust is being recommended for the purpose of providing the Fund with certain advantages over its current organizational structure. These advantages include: (1) more flexibility and efficiency in the administration of the Fund and its Portfolios,
(2) a clearer and more developed body of law (the law of Delaware) regulating the Fund and (3) the potential to obtain certain cost savings for the Fund and its Shareholders. See "Evaluation by the Board of Directors" below.

DESCRIPTION OF THE CURRENT FUND

        Currently, the Fund's Charter, as filed with the Maryland State Department of Assessments and Taxation, authorizes the Directors to issue 3,500,000,000 shares of common stock, par value $.001 (the "Fund Shares"), at an aggregate par value of three million five hundred thousand dollars ($3,500,000). These authorized shares were designated and classified as follows: (1) two hundred million (200,000,000) shares are designated and classified as First Eagle Global Fund Class A Common Stock; (2) three hundred million (300,000,000) shares are designated and classified as First Eagle Global Fund Class I Common Stock; (3) two hundred million (200,000,000) shares are designated and classified as First Eagle Global Fund Class C Common Stock; (4) two hundred million (200,000,000) shares are designated and classified as First Eagle Overseas Fund Class A Common Stock; (5) two hundred million (200,000,000) shares are designated and classified as First Eagle Overseas Fund Class I Common Stock;
(6) two hundred million (200,000,000) shares are designated and classified as First Eagle Overseas Fund Class C Common Stock; (7) two hundred million (200,000,000) shares are designated and classified as First Eagle Gold Fund Common Stock; (8) two hundred million (200,000,000) shares are designated and classified as First Eagle U.S. Value Fund Class A Common Stock; (9) two hundred million (200,000,000) shares are designated and classified as First Eagle U.S. Value Fund Class I Common Stock; (10) two hundred million (200,000,000) shares are designated and classified as First Eagle U.S. Value Fund Class C Common Stock; (11) two hundred million (200,000,000) shares are designated and classified as First Eagle Fund of America Class A Common Stock; (12) two hundred million (200,000,000) shares are designated and classified as First Eagle Fund of America Class C Common Stock; (13) two hundred million (200,000,000) shares are designated and classified as

First Eagle Fund of America Class Y Common Stock; and (14) eight hundred million (800,000,000) shares remain undesignated and unclassified. The Fund's Charter authorizes the Directors to classify and reclassify any unissued Shares in additional classes by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualification, or terms or conditions or redemption privileges of such unissued Shares.

ADVANTAGES OF A DELAWARE STATUTORY TRUST

        The Trust would be established pursuant to a trust instrument under the laws of Delaware substantially in the form attached hereto as Exhibit B (the "Delaware Trust Instrument"). As a Delaware statutory trust, the Trust's operations will be governed by a Delaware Trust Instrument and By-laws and applicable Delaware law rather than by the Fund's current Charter and By-laws and applicable Maryland law. Except as described in this Proxy Statement, the Reorganization will not affect the operations of the Fund, which will continue to have the same investment objectives and policies (except to the extent the investment restrictions may be modified as described in this Proxy Statement) and be subject to the provisions of the Investment Company Act of 1940, the rules and regulations thereunder, and applicable state securities laws.

        Delaware has achieved a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Statutory Trust Act, adopted in 1988, are among the nation's most highly respected and have an expertise in corporate matters that in part grew out of the fact that Delaware corporate legal issues are concentrated in the Court of Chancery, where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well-established body of precedent that may be relevant in deciding issues pertaining to a Delaware statutory trust.

        Under Delaware law, the Trust will have greater flexibility to respond to future business contingencies. For example, the Board of Trustees will have the power to incorporate the Trust, to merge or consolidate it with another entity, to cause each Series to become a separate trust and to change the Trust's domicile without a Shareholder vote. The Trustees may also create additional Series and classes of the Trust without making any further state filings. This flexibility could help to assure that the Trust operates under the most advanced form of organization and may reduce the expense and frequency of future Shareholder's meetings for non-investment related issues.

        The provisions of the Delaware Trust Instrument are similar to those of the Maryland Charter of the Fund, except that various ambiguities and deficiencies have been addressed and clarified in the Delaware Trust Instrument. In addition, the Delaware Trust Instrument provides additional flexibility as to certain matters that were not addressed in the Charter of the Fund. Shareholders will be deemed to have pre-authorized certain changes that the Board of Trustees could adopt for the structural form of the Trust.

DIFFERENCES BETWEEN THE CURRENT FUND AND THE SUCCESSOR TRUST

        The Delaware Trust Instrument differs from the Maryland Charter of the Fund in several important ways. For example, the Delaware Trust Instrument provides for (1) elimination of the need for Shareholder votes in certain instances; (2) flexible indemnification provisions for Trustees and Officers; and (3) different mechanics with respect to the termination of the Trust, a Series or a Class, as described more fully below.

        Shareholder Proxies. Certain matters that require a Shareholder vote under Maryland corporate law such as mergers, consolidations, and changes in corporate domicile may be more readily effected without such a vote under Delaware law if the Delaware Trust Instrument provides otherwise. This will improve organizational efficiency while reducing costs.

        Indemnification of Shareholders or Trustees. Delaware law permits the governing instrument of a Delaware statutory trust to indemnify and hold harmless any Shareholder or Trustee from and against any and all claims and demands whatsoever. In contrast, Maryland corporate law provides for indemnification unless the act or omission was committed in bad faith, was the result of deliberate dishonesty or resulted in improper personal benefit. Thus, Delaware law permits the Delaware Trust Instrument to provide for broader, more flexible indemnification than does Maryland corporate law. However, the scope of indemnification is in either case limited by the provisions of the Investment Company Act of 1940, which precludes indemnification for acts of gross negligence, willful misconduct or reckless disregard of duty.

        Termination of the Trust. Currently, a vote of a majority of the outstanding voting securities of the Fund may be required to sell or convey the assets of the Fund to another trust, partnership, association or corporation organized under the laws of any state that is a diversified open-end management investment company, as defined in the Investment Company Act of 1940, or to convert all the assets of the Fund into cash. In comparison, the Trust, or any Series or class of the Trust, may be terminated at any time by vote of a majority of the Shares entitled to vote. The Trust, or any Series or class of the Trust, may also be terminated by the Trustees by written notice to the Shareholders of the Trust or the affected Series or class. Again, this will improve organizational efficiency while reducing costs.

        Although the Reorganization would result in certain changes that are described in this Proxy Statement, many aspects of administering the operations of the Fund as a Delaware statutory trust will remain unchanged.

THE PLAN OF REORGANIZATION

        Summary of the Plan of Reorganization. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is included as Exhibit A to this Proxy Statement. A Delaware Certificate of Trust will be filed to establish the Trust as a Delaware statutory trust. Each successor Series initially will have only nominal assets and no liabilities.

        On the exchange date of the Reorganization (the "Exchange Date"), Global Fund will transfer all of its assets to the Global Series, and the Global Series will acquire all of the assets and assume all of the liabilities of Global Fund in exchange for shares of beneficial interest of the Global Series (the "Global Series Shares") equal in number to the outstanding Shares of the Global Fund. Also on the Exchange Date, Overseas Fund will transfer all of its assets to the Overseas Series, and the Overseas Series will acquire all of the assets and assume all of the liabilities of Overseas Fund in exchange for shares of beneficial interest of the Overseas Series (the "Overseas Series Shares") equal in number to the outstanding Shares of the Overseas Fund; U.S. Value Fund will transfer all of its assets to the U.S. Value Series, and the U.S. Value Series will acquire all of the assets and assume all of the liabilities of U.S. Value Fund in exchange for shares of beneficial interest of the U.S. Value Series (the "U.S. Value Series Shares") equal in number to the outstanding Shares of the U.S. Value Fund; Gold Fund will transfer all of its assets to the Gold Series, and the Gold Series will acquire all of the assets and assume all of the liabilities of Gold Fund in exchange for shares of beneficial interest of the Gold Series (the "Gold Series Shares") equal in number to the outstanding Shares of the Gold Fund; First Eagle Fund of America will transfer all of its assets to the First Eagle Fund of America Series, and the First Eagle Fund of America Series will acquire all of the assets and assume all of the liabilities of First Eagle Fund of America in exchange for shares of beneficial interest of the First Eagle Fund of America Series (the "First Eagle Fund of America Series Shares" and, together with the Gold Series Shares, the Global Series Shares, the U.S. Value Series Shares, and the Overseas Series Shares, the "Delaware Trust Shares") equal in number to the outstanding Shares of the First Eagle Fund of America. Thereafter, the Portfolios will distribute to their Shareholders the same number of Delaware Trust Shares of the successor Series as are then owned by each Shareholder.

        Upon completion of the Reorganization, each Portfolio Shareholder will be the owner of corresponding Delaware Trust Shares equal in number and aggregate net asset value to his or her corresponding Portfolio Shares. Of course, the value of a Shareholder's investment will continue to fluctuate thereafter, based on the future investment performance of the successor Series of the Trust. As soon as practicable thereafter, the Maryland corporation will be wound up and dissolved.

        If the Reorganization is approved, Delaware Trust Shares will be held by the various Portfolios on the Exchange Date pending distribution to Shareholders. Approval by Shareholders of this Proposal will be deemed to authorize the Portfolios (as sole initial shareholders of each corresponding successor Series of the Trust on the Exchange Date) to vote in favor of each of the Proposals set forth in this Proxy Statement as approved by the Shareholders, so that the approval of the Proposals may be made effective with respect to the Trust as well as the Funds.

        Approval of this Proposal will authorize the Portfolios (as sole initial shareholders on the Exchange Date) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Trust and corresponding successor Series that had previously been approved by Shareholders and are currently in effect for the Fund. The Plan of Reorganization contemplates that the Fund as the then sole initial shareholders of the successor Series will approve (1) the election of Trustees for the Trust; (2) the investment advisory agreement with the Adviser for the Trust and the subadvisory agreement with respect to the Subadviser for the First Eagle Fund of America; (3) the distribution agreement and services agreement with First Eagle Funds Distributors, a division of ASB Securities LLC (the "Distributor"), for the Trust; (4) selection of KMPG LLP as independent auditors; (5) a subadvisory agreement between the Advisor and Iridian Asset Management LLC, and (6) continuation of all other contracts and agreements currently in effect with the Fund, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements.

        Each Trustee will hold office without limit in time until such Trustee resigns, dies, is declared bankrupt or incompetent by a court of appropriate jurisdiction, is not reelected by a vote of the outstanding Shares at a meeting to elect Trustees, or is removed by a vote of the Trustees or the outstanding Shares of the Trust. If less than a majority of the Trustees holding office has been elected by Shareholders, the Trustees then in office shall call a Shareholders meeting for the purpose of electing a Board of Trustees. By voting in favor of the Plan of Reorganization, each Shareholder casting a favorable vote will be voting in favor of the election of the slate of Trustees for the new Delaware Trust identified in Proposal 2.

        Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on March 31, 2004, unless the Trustees determine that it would not be in the best interests of the Shareholders to do so at that time or at all. The Plan of Reorganization will apply to all Portfolios if their respective Shareholders approve the Plan of Reorganization; thereafter, each Portfolio will transfer its assets to the corresponding Series of the Trust.

        The obligations of the Fund and the Trust under the Plan of Reorganization are subject to various conditions as stated herein. Notwithstanding the approval of the Plan of Reorganization by the Shareholders of the Fund, the Plan of Reorganization may be terminated or amended at any time prior to the transfer of assets on the Exchange Date by action of the Board of Directors if (1) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan of Reorganization;
(2) it reasonably appears that a party cannot meet a condition of the Plan of Reorganization; or (3) circumstances should develop that, in the opinion of either the Board of Directors of the Fund or the Board of Trustees of the Trust, make proceeding with the Plan of Reorganization in its current form unadvisable. The Fund and the Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of the Funds Shareholders.

        Temporary Waiver of Certain Investment Policies. Certain investment policies of the Fund (e.g., those that (1) prohibit the Fund from making investments for the purpose of exercising control over or management of an issuer; (2) restrict the percentage of the Fund's total assets that may be invested in any one industry; and (3) require diversification of investments), might be construed as restricting the Fund's ability to carry out the Reorganization. To the extent that any of the investment policies of the Fund could be construed as restricting the ability of the Fund to effect the Reorganization, a vote to approve the Plan of Reorganization will also constitute a vote to waive, to the extent necessary to effect the Reorganization, any such investment policy. Apart from the Reorganization, this Proxy Statement also solicits Shareholder approval to modify certain of the Portfolios' investment restrictions.

        Tax Consequences of the Reorganization. The Fund and the Trust have been advised by their counsel, Shearman & Sterling LLP, that no gain or loss will be recognized for federal income tax purposes by the Fund, the Trust or the Shareholders upon the transfer of the assets of each Portfolio of the Fund in exchange solely for the Delaware Trust Shares and the assumption by each Series of the Trust of the liabilities of the corresponding Portfolio of the Fund or upon the distribution of Delaware Trust Shares to the Fund's Shareholders in liquidation of their current Shares. The opinion of counsel further provides, among other things, that the basis for federal income tax purposes of the Delaware Trust Shares to be received by each of the current Shareholders will be the same as that of his or her Portfolio Shares, and a Shareholder's holding period for his or her Delaware Trust Shares will include a Shareholder's holding period for his or her Portfolio Shares, provided that said Portfolio Shares were held as capital assets on the date of the exchange.

        Shareholders should consult their tax advisers regarding the effect of the Conversion in light of their individual circumstances. As the foregoing relates only to federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state, local and other tax consequences of the Conversion.

EVALUATION BY THE BOARD OF DIRECTORS OF THE FUND

        Based on a recommendation by the Adviser, the Board of Directors of the Fund reviewed the potential benefits associated with the proposed Reorganization and adoption of the proposed Delaware Trust Instrument. In this regard, the Directors considered the following:

                (1) the advantages described above that apply to managing the corresponding successor Series as a Series of a Delaware statutory trust, including the increased flexibility afforded to the Trustees to direct the operations of the Trust;

                (2) the advantages and protections to be gained by the Fund in adopting the Delaware Trust Instrument;

                (3) the fact that the Reorganization itself will not affect the investment advisory arrangements applicable to the Fund, the investment objectives or policies of the Fund, or otherwise affect in any significant manner the general characteristics of the Portfolios or a Shareholder's investment therein, except to the extent certain investment policies may be modified pursuant to a Shareholder vote at this Meeting;

                (4) the expected lack of federal income tax consequences to the Fund, the Trust, the successor Series and Shareholders resulting from the proposed Reorganization, and the likelihood that there will be no recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust, the successor Series or Shareholders; and

                (5) the fact that the interests of the Shareholders of the Fund will not be diluted as a result of the proposed Reorganization.

        The Board of Directors of the Fund also noted that a number of the currently serving Directors who were appointed by action of the Board have not yet been voted on by the Shareholders, and this Meeting provides an appropriate venue for the Shareholders to vote on the election of these Directors. Currently, the Board of Directors includes the maximum number of Directors appointed solely by action of the Board, and election of Directors at this time (as is proposed in Proposal 2) will give the Board the opportunity to add additional qualified members in the future without the expense of a separate meeting of Shareholders.

CONCLUSION. The Board of Directors of the Fund has concluded that the proposed Reorganization of the Fund as a Delaware statutory trust is in the best interests of its Fund's Shareholders and recommends a vote "FOR" the approval of the Reorganization.

        A vote in favor of the Plan of Reorganization is deemed to be a vote in favor of the Reorganization of the Fund as a Delaware statutory trust; temporary waiver of certain investment policies of the Fund to permit the Reorganization; approval, and authorization of the Fund to approve (1) the election of Trustees for the Trust; (2) the investment advisory agreement with the Adviser for the Trust and the subadvisory agreement with the Subadviser with respect to the First Eagle Fund of America; (3) the distribution agreement and services agreement with the Distributor for the Trust; (4) selection of KPMG LLP as independent auditors; and (5) continuation of all other contracts and agreements currently in effect with the Fund, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements. Approval of the proposed reorganization of the Fund into the Trust shall constitute approval of each of the foregoing actions, including approval of the continuation of the Fund's contracts with the Trust. If the Plan of Reorganization is not approved, the Fund will continue to operate as a Maryland corporation. Appraisal rights are not available to Shareholders with respect to the Reorganization.

        The Board of Directors of the Fund unanimously recommends that Shareholders vote "FOR" approval of the Reorganization described in this Proposal 1.

                                      * * *

                                  PROPOSAL TWO:

                PROPOSAL TO ELECT CERTAIN INDIVIDUALS TO SERVE AS
                 DIRECTORS ON THE BOARD OF DIRECTORS OF THE FUND
         (THESE INDIVIDUALS WILL ALSO SERVE AS TRUSTEES ON THE BOARD OF
                      TRUSTEES OF THE NEW DELAWARE TRUST).

        Currently, the Board of Directors of the Fund consists of eight members. The Board of Directors of the Fund have voted to nominate the individuals set forth in Table 2.1 (Independent Directors/Trustees) and Table 2.2 (Interested Directors/Trustees) below to serve as Directors of the Fund (and to serve as Trustees of the Trust, if Shareholders vote to approve the Reorganization). Most of these individuals currently serve as Directors of the Fund.

        If Shareholders vote to approve the Reorganization, these individuals will be appointed as Trustees of the Trust by the Initial Trustee identified in the Plan of Reorganization. By ratifying this Proposal, Shareholders are approving the appointment by the Initial Trustee of the individuals in Table 2.1 and Table 2.2 below as Trustees of the Trust.

        Unless otherwise noted, the address of each nominee is c/o First Eagle Funds, Inc., 1345 Avenue of the Americas, New York, New York 10105. The term of office for each Director and Trustee is until he or she reaches a mandatory retirement age of 70.

                                    Table 2.1

                   Nominees as Independent Directors/Trustees*

Name, Age and Address              Position(s)      Term of Office   Principal            Number of      Other
                                   Held with Fund   and Length of    Occupation(s)        Portfolios     Directorships /
                                                    Time Served      During Past 5        in Fund        Trusteeships
                                                                     Years                Complex**      Held by Nominee
                                                                                          Overseen by    for Trustee
                                                                                          Nominee for
                                                                                          Trustee
------------------------------------------------------------------------------------------------------------------------
Candace K. Beinecke...........     Director         December 1999    Chair, Hughes            6          Director,
One Battery Park Plaza             (Co-Chair)       to present       Hubbard & Reed                      ALSTOM;
New York, New York 10004                                                                                 Director,
(born December 1946)                                                                                     Jacob's Pillow
                                                                                                         Dance Festival,
                                                                                                         Inc., Director,
                                                                                                         Merce Cunningham
                                                                                                         Dance
                                                                                                         Foundation,
                                                                                                         Inc.; Director,
                                                                                                         First Eagle
                                                                                                         Variable Funds,
                                                                                                         Inc.
                                                                                                         (1 portfolio)
--------------------------------------------------------------------------------------------------------------------------
Jean D. Hamilton ***..........     Director         March 2003 to    Independent              6          Director,
1345 Avenue of the Americas                         present          Consultant/Private                  Women's Economic
New York, New York 10105                                             Investor;                           Round Table;
(born January 1947)                                                  prior to                            Director and
                                                                     November 2002,                      Treasurer, New
                                                                     Chief                               York Women's
                                                                     Executive                           Forum; Director,
                                                                     Officer,                            Four Nations;
                                                                     Prudential                          Director,
                                                                     Institutional,                      Standing Tall;
                                                                     and Executive                       Director, Glass
                                                                     Vice                                Roots; Director,
                                                                     President,                          First Eagle
                                                                     Prudential                          Variable Funds,
                                                                     Financial,                          Inc.
                                                                     Inc.; prior to                      (1 portfolio)
                                                                     November 1998,
                                                                     various
                                                                     executive
                                                                     positions
                                                                     within the
                                                                     Prudential
                                                                     organization
--------------------------------------------------------------------------------------------------------------------------
William M. Kelly..............     Director         December 1999    Senior                   6          Trustee, New
500 Fifth Avenue                                    to present       Associate,                          York Foundation;
50th Floor                                                           Lingold                             Treasurer and
New York, New York 10110                                             Associates                          Trustee, Black
(born February 1944)                                                                                     Rock Forest
                                                                                                         Consortium;
                                                                                                         Director, First
                                                                                                         Eagle Variable
                                                                                                         Funds, Inc.
                                                                                                         (1 portfolio)
--------------------------------------------------------------------------------------------------------------------------
Paul J. Lawler................     Director         March 2002 to    Vice President           6          Director, Junior
One Michigan Avenue                                 present          Investments                         Achievement of
East Battle Creek, Michigan 49017                                    and Chief                           Southwest
(born May 1958)                                                      Investment                          Michigan;
                                                                     Officer,                            Finance
                                                                     W.K. Kellogg                        Committee
                                                                     Foundation;                         Member, Battle
                                                                     prior to June                       Creek Community
                                                                     1997, Vice                          Foundation;
                                                                     President for                       Custody Advisory
                                                                     Finance,                            Committee
                                                                     Renssalaer                          Member, The Bank
                                                                     Polytechnic                         of New York;
                                                                     Institute                           Director, First
                                                                                                         Eagle Variable
                                                                                                         Funds, Inc.
                                                                                                         (1 portfolio)

Name, Age and Address              Position(s)      Term of Office   Principal            Number of      Other
                                   Held with Fund   and Length of    Occupation(s)        Portfolios     Directorships /
                                                    Time Served      During Past 5        in Fund        Trusteeships
                                                                     Years                Complex**      Held by Nominee
                                                                                          Overseen by    for Trustee
                                                                                          Nominee for
                                                                                          Trustee
------------------------------------------------------------------------------------------------------------------------
                                                                                                         (1 portfolio)
--------------------------------------------------------------------------------------------------------------------------
Dominique Raillard............     Director         April 1987 to    Independent              6          Director, First
15 Boulevard Delessert                              present          Consultant/Private                  Eagle Variable
75016 Paris France                                                   Investor;                           Funds, Inc.
(born June 1938)                                                     prior to                            (1 portfolio)
                                                                     December 2001,
                                                                     Managing
                                                                     Director of
                                                                     Act 2
                                                                     International
                                                                     (Consulting)
--------------------------------------------------------------------------------------------------------------------------
Nathan Snyder.................     Director         March 1983 to    Independent              6          Director, First
1345 Avenue of the Americas                         present          Consultant/Private                  Eagle Variable
New York, New York 10105                                             Investor                            Funds, Inc.
(born October 1934)                                                                                      (1 portfolio)
--------------------------------------------------------------------------------------------------------------------------

*Not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

**The Fund belongs to a Fund Complex including the Fund and First Eagle Variable Funds, Inc.

*** Ms. Hamilton was previously employed by certain of the Prudential companies, which provide portfolio brokerage and distribution services with respect to the Funds. She retired from her positions with those companies on November 16, 2002.

                                    Table 2.2

                  Nominees as Interested Directors/Trustees****

Name, Age and Address              Position(s)      Term of          Principal            Number of      Other
                                   Held with Fund   Office and       Occupation(s)        Portfolios     Directorships /
                                                    Length of        During Past 5        in Fund        Trusteeships Held
                                                    Time Served      Years                Complex        by Director and
                                                                                          Overseen by    Nominee for
                                                                                          Director       Trustee
------------------------------------------------------------------------------------------------------------------------------
John P. Arnhold..............      Co-President;    December 1999    Co-President,             6         Director, Aquila
1345 Avenue of the Americas        Director         to present       Co-CEO and                          International
New York, New York 10105           (Co-Chair)                        Director,                           Fund, Ltd.;
(born December 1953)                                                 Arnhold and                         Co-President and
                                                                     S. Bleichroeder                     Director, First
                                                                     Holdings, Inc;                      Eagle Variable
                                                                     Chairman, CEO                       Funds, Inc.
                                                                     and Director,                       (1 portfolio)
                                                                     Arnhold and
                                                                     S. Bleichroeder
                                                                     Advisers, LLC
                                                                     and ASB
                                                                     Securities,
                                                                     LLC; President
                                                                     and Director,
                                                                     Natexis
                                                                     Bleichroeder,
                                                                     Inc. and
                                                                     Natexis
                                                                     Bleichroeder UK
                                                                     Ltd.;
                                                                     President,
                                                                     WorldVest, Inc.

Name, Age and Address              Position(s)      Term of          Principal            Number of      Other
                                   Held with Fund   Office and       Occupation(s)        Portfolios     Directorships /
                                                    Length of        During Past 5        in Fund        Trusteeships Held
                                                    Time Served      Years                Complex        by Director and
                                                                                          Overseen by    Nominee for
                                                                                          Director       Trustee
------------------------------------------------------------------------------------------------------------------------------
James E. Jordan..............      Director         December 1999    Managing                  6         Director,
1345 Avenue of the Americas                         to present       Director,                           Leucadia National
New York, New York 10105                                             Arnhold and                         Corporation;
(born April 1944)                                                    S. Bleichroeder                     Director, Empire
                                                                     Advisers, LLC                       Insurance
                                                                     and Director,                       Company;
                                                                     ASB Securities,                     Director, J.Z.
                                                                     LLC since July                      Equity Partners
                                                                     2002; prior                         plc (U.K.
                                                                     thereto,                            investment trust
                                                                     private                             company);
                                                                     investor and                        Director,
                                                                     consultant to                       Columbia
                                                                     The Jordan                          University School
                                                                     Company                             of International
                                                                     (private                            and Public
                                                                     investment                          Affairs; Vice
                                                                     banking firm)                       Chairman, New
                                                                     since June                          York State Board
                                                                     1997; prior                         of The Nature
                                                                     thereto,                            Conservancy;
                                                                     President and                       Director, First
                                                                     Chief                               Eagle Variable
                                                                     Investment                          Funds, Inc.
                                                                     Officer of The                      (1 portfolio)
                                                                     William Penn
                                                                     Company (a
                                                                     registered
                                                                     investment
                                                                     adviser)
------------------------------------------------------------------------------------------------------------------------------
Michael M. Kellen............      N/A (Director    N/A              Co-President,             N/A       N/A
1345 Avenue of the Americas        Nominee)                          Co-CEO and
New York, New York 10105                                             Director,
(born ____)                                                          Arnhold and
                                                                     S. Bleichroeder
                                                                     Holdings, Inc;
                                                                     Vice-Chairman
                                                                     and Director,
                                                                     Arnhold and
                                                                     S. Bleichroeder
                                                                     Advisers LLC;
                                                                     Director,
                                                                     Arnhold and S.
                                                                     Bleichroeder
                                                                     Advisers UK,
                                                                     Ltd.;
                                                                     Director, ASB
                                                                     Securities LLC;
                                                                     Director,
                                                                     Arnhold Ceramics

**** "Interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

        It is intended that the proxies of the Fund will be voted "FOR" the election of the nominees listed above in Table 2.1 and Table 2.2. Each Trustee so elected will serve as a Trustee until the next meeting of Shareholders of the Trust, if any, called for the purpose of electing Trustees and until the election and qualification of his successor or until such Trustee sooner dies, resigns or is removed as provided in the Declaration of Trust of the Trust. Since the Trust does not intend to hold annual Shareholder meetings, Trustees may hold office for an indefinite period up to age 70.

        If Proposal 1 is approved by the Shareholders, the individuals listed in Table 2.1 and Table 2.2 shall be elected by the Fund, as sole shareholders of each successor Series, as Trustees to serve on the Board of Trustees of the Trust. These individuals will also serve as Directors of the Fund until its termination (to follow the Reorganization, if approved).

        Each nominee has consented to serve as a Director of the Fund and as a Trustee of the Trust, if elected. In case any nominee shall be unable or shall fail to act as a Director/Trustee because of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

        As required by SEC regulations applicable to the solicitation of proxies for a registered investment company, certain information regarding the Fund's officers (who will serve the Trust in the same capacity if the Reorganization is approved by Shareholders) and additional information regarding the Board nominees is provided in Appendix I to this Proxy statement. Information regarding KPMG LLP, the principal accountant to the Fund (which will serve the Trust in the same capacity if the Reorganization is approved by Shareholders), is also provided in that Appendix.

CONCLUSION. The Board of Directors of the Fund unanimously recommends that Shareholders vote "FOR" the election of the nominees listed above to serve as Directors of the Fund and to serve as Trustees of the Trust.

                                      * * *

                                 PROPOSAL THREE:

                  PROPOSAL TO MODIFY CERTAIN OF THE FUNDAMENTAL
        INVESTMENT RESTRICTIONS APPLICABLE TO SEVERAL OF THE PORTFOLIOS.

        Three of the various fundamental investment restrictions applicable to the Portfolios are proposed to be changed (designated as Proposals 3A, 3B and 3C below), but not all of these changes will apply to every Portfolio. (For example, none of the proposed changes apply to First Eagle Fund of America.) Accordingly, although all Shareholders will vote on Proposals 1 and 2 described above, the descriptions of each of Proposals 3A, 3B and 3C identify which Shareholders will vote on which of these proposed changes.

        Proposals 3A, 3B and 3C relate to investment restrictions that have been designated as "fundamental" policies of certain Portfolios. Mutual funds may designate investment restrictions as either fundamental or non-fundamental policies. Fundamental policies can be changed only with the prior approval of shareholders, while non-fundamental policies can be changed or eliminated by a resolution of a mutual fund's board of directors with notice of the change to its shareholders. The Fund's current designation of an investment restriction as a fundamental policy requires a vote of the Shareholders each time the Fund may need to amend or otherwise adjust an investment restriction. This results in the Fund incurring the costs of Shareholders' meetings.

        Dynamic changes in the market and economy as well as in the regulation of the securities industry require that the Fund be flexible in its ability to adapt its investment policies to such changes. Since the Fund is currently having a Shareholders' meeting, the Board of Directors recommends that Shareholders vote to modify certain fundamental investment restrictions applicable to Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund (see Proposals 3A and 3B below). For the same reason, the Board of Directors of the Fund recommends that Shareholders vote to reclassify one of the investment restrictions applicable to the Global Fund and U.S. Value Fund as a non-fundamental policy (see Proposal 3C below).

        PROPOSAL 3A. MODIFICATION OF THE FUNDAMENTAL RESTRICTION REGARDING MAKING LOANS BY GLOBAL FUND, OVERSEAS FUND, U.S. VALUE FUND AND GOLD FUND TO PERMIT THESE PORTFOLIOS TO PURCHASE OR SELL LOANS AND OTHER DIRECT DEBT INSTRUMENTS.

        (PROPOSAL 3A APPLIES TO ALL PORTFOLIOS EXCEPT FIRST EAGLE FUND OF AMERICA.)

        The Board of Directors recommends that Shareholders vote to modify the investment restriction regarding making loans by Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund. Currently, this restriction permits these Portfolios to purchase and sell bonds and other debt instruments, but does not permit them to purchase or sell loans or other direct debt instruments, including loan participations. This Proposal 3A would permit such investment activities.

        If approved by Shareholders, the fundamental investment objective of each Portfolio listed above will be modified to read as follows (changes are underlined):

               o In pursuing its investment objective, each of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund will not make DIRECT loans, but this restriction shall not prevent a Portfolio from:

                    (a) buying part of an issue of bonds, debentures or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions,

                    (b) BUYING LOANS (OR PORTIONS OF THEM), OR OTHER DIRECT DEBT INSTRUMENTS INCLUDING LOAN PARTICIPATIONS, ORIGINATED BY ANOTHER PARTY OR PARTIES WITH RESPECT TO CORPORATE BORROWERS, or

                    (c) lending portfolio securities, provided that a Portfolio may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of the loan).1

        The Board of Directors, on recommendation of the Adviser, believes the ability to directly invest in loans (through buying loans or other direct debt instruments originated by other lenders or lending syndicates) will permit the Portfolios to take advantage of certain opportunities that the Adviser may consider more attractive than bonds and similar debt instruments. For example, because a loan may carry risks to which the loan's creditors no longer wish to be exposed (such as the risk of default, delayed repayment or inadequate collateral securing the loan), the Adviser may be able to purchase interests in such a loan at a discount to the debtor's obligations. Of course, such an investment by a Portfolio would itself carry the risks just described, but the Adviser will seek to manage these risks by applying the same fundamental value analysis to the debtor's loan obligations that the Adviser applies to traditional equity or debt investments. Investments in loans are also less liquid than investments in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary.

CONCLUSION. The Board of Directors of the Fund, based upon the Adviser's recommendation, believes that the Proposal to modify this investment restriction of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund in the manner described above is in the best interests of each of these Portfolios and their Shareholders and unanimously recommends a vote "FOR" Proposal 3A.

        PROPOSAL 3B.     MODIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION
                         REGARDING INVESTMENTS IN COMMODITIES AND COMMODITY
                         CONTRACTS BY GLOBAL FUND AND U.S. VALUE FUND SO AS TO
                         PERMIT EACH OF THESE PORTFOLIOS TO PURCHASE OR SELL
                         PRECIOUS METALS, SUCH AS GOLD OR SILVER, AND TO
                         PURCHASE OR SELL PRECIOUS METAL COMMODITY CONTRACTS AND
                         OPTIONS ON SUCH CONTRACTS.

        (PROPOSAL 3B APPLIES TO GLOBAL FUND AND U.S. VALUE FUND ONLY.)

        The Board of Directors recommends that Shareholders vote to modify the investment restriction regarding investments in commodities and commodity contracts by Global Fund and U.S. Value Fund. Currently, this restriction prevents these Portfolios from engaging in such investment activities, but Proposal 3B would modify the restriction to permit Global Fund and U.S. Value Fund to invest directly in precious metals, such as gold or silver, and to purchase or sell precious metal commodity contracts and options on such contracts.

----------
1 These Portfolios have no present intention of lending their portfolio securities.

        If approved by Shareholders, the Fundamental investment objective of each Portfolio listed above will be modified to read as follows (changes are underlined):

               o In pursuing its investment objective, each of the Global and U.S. Value Fund will not purchase and sell real estate or interests therein, commodities or commodity contracts, EXCEPT AS DESCRIBED BELOW. The Portfolio may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments (To the extent the Portfolio holds a commodity distributed to it, the Portfolio will be subject to the risk of change in the value of such commodity). NOTWITHSTANDING THE FOREGOING, THE PORTFOLIO MAY PURCHASE OR SELL PRECIOUS METALS DIRECTLY AND PURCHASE OR SELL PRECIOUS METAL COMMODITY CONTRACTS OR OPTIONS ON SUCH CONTRACTS IN COMPLIANCE WITH APPLICABLE COMMODITIES LAWS;

         The Board of Directors, on recommendation of the Adviser, believes the ability to invest in precious metals and precious metals commodity contracts or options on those contracts may allow the Adviser to obtain more attractive exposure to such investments than is currently possible through investments in various derivative instruments whose returns are linked to a precious metal. Such direct precious metals investments may provide greater diversification of the holdings of these Portfolios than is currently possible. However, precious metals investments also carry certain risks. The price of gold and other precious metals has traditionally been more volatile than investments in securities markets and typically stays flat or falls during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. The price of gold and other precious metals also is subject to economic and political conditions (including national tax, currency, monetary and environmental policies) in major metals-producing countries, which include emerging markets. Investing in precious metals directly carries custody and transaction (i.e., brokerage) costs that may be higher than investments in securities, as well as custody risks related to the solvency of the custodian holding the precious metals. Moreover, holding precious metals directly results in no income being derived from such holding, unlike securities that may pay dividends or make other current payments. Finally, investing in futures contracts and similar "derivative" instruments related to precious metals also carries risks, in that these types of instruments are (i) often more volatile than direct investments in the commodity underlying them, because they commonly involve significant "built in" leverage, and (ii) subject to the risk of default by the counterparty to the contract.

CONCLUSION. The Board of Directors of the Fund, based upon the Adviser's recommendation, believes that the Proposal to modify this investment restriction of the Global Fund and U.S. Value Fund in the manner described above is in the best interests of each of these Portfolios and their Shareholders and unanimously recommends a vote "FOR" Proposal 3B.

         PROPOSAL 3C.      RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                           RESTRICTION REGARDING INVESTMENTS IN BANK
                           CERTIFICATES OF DEPOSIT AND SIMILAR INSTRUMENTS BY
                           GLOBAL FUND AND U.S. VALUE FUND AS A NON-FUNDAMENTAL
                           INVESTMENT POLICY.

         (PROPOSAL 3C APPLIES TO GLOBAL FUND AND U.S. VALUE FUND ONLY.)

         The Board of Directors recommends that Global Fund and U.S. Value Fund Shareholders vote to reclassify the following investment restriction of those Portfolios as a non-fundamental policy:

         In pursuing its investment objective, each Portfolio listed above will not:

               o Purchase certificates of deposit or other short-term bank instruments except to the extent deemed appropriate for short-term investment purposes or as a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion.

         If this investment restriction is re-classified as non-fundamental, the Board would be able to modify it from time to time, with notice to shareholders of any change. For example, the Board could modify the restriction to require a different capitalization level (e.g., greater or lower than the current $1 billion) for banks issuing certificates of deposit or other short-term bank instruments in which the Global Fund and U.S. Value Fund may invest. No such modification is currently anticipated.

CONCLUSION. The Board of Directors of the Fund, based upon the Adviser's recommendation, believes that the Proposal to reclassify this investment restriction of the Global Fund and U.S. Value Fund as a non-fundamental investment policy is in the best interests of the Global Fund and U.S. Value Fund and their Shareholders and unanimously recommends a vote "FOR" Proposal 3C.

                                      * * *

OTHER MATTERS

         The Fund does not know of any other matters to be presented at the Special Meeting of Shareholders. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

         If you cannot attend the Meeting in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meeting may be held and action taken with the greatest possible number of Shares participating.

Shareholder Proposals for Subsequent Meetings

         The Fund does not hold regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a subsequent meeting of Shareholders should send such proposals to the Fund at 1345 Avenue of the Americas, New York, New York 10105.

HELP AVOID THE COST OF ADDITIONAL SOLICITATIONS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                      Appendix I

         As required by the SEC regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Board nominees, the Fund's officers and certain large Fund shareholders is provided below. Also provided below is information regarding KMPG LLP, the principal accountant to the Fund.

         The Fund belongs to a Fund Complex including the Fund and First Eagle Variable Funds, Inc. Unless otherwise noted, the address of all persons identified in this Appendix is c/o First Eagle Funds, Inc., 1345 Avenue of the Americas, New York, New York 10105. Also unless otherwise noted, the term of office of each such person is indefinite.

                                    Officers

Name, Age and Address            Position(s) Held with the     Term of Office and Length     Principal Occupation(s)
                                 Fund                          of Time Served                During Past 5 Years
-------------------------------------------------------------------------------------------------------------------------
John P. Arnhold                  Co-President; Director        December 1999 to present      Co-President and Director
1345 Avenue of the Americas      (Co-Chair)                                                  (Co-Chair), First Eagle
New York, NY 10105                                                                           Funds, Inc. (5 portfolios)
(born December 1953)                                                                         and First Eagle Variable
                                                                                             Funds, Inc. (1 portfolio);
                                                                                             Co-President, Co-CEO and
                                                                                             Director, Arnhold and S.
                                                                                             Bleichroeder Holdings,
                                                                                             Inc; Chairman, CEO and
                                                                                             Director, Arnhold and S.
                                                                                             Bleichroeder Advisers, LLC
                                                                                             and ASB Securities, LLC;
                                                                                             President and Director,
                                                                                             Natexis Bleichroeder, Inc.
                                                                                             and Natexis Bleichroeder
                                                                                             UK Ltd.; President,
                                                                                             WorldVest, Inc.; Director,
                                                                                             Aquila International Fund,
                                                                                             Ltd.
-------------------------------------------------------------------------------------------------------------------------
Jean-Marie Eveillard             Co-President (portfolio       December 1999 to present      Senior Vice President,
1345 Avenue of the Americas      manager)                      (with portfolio management    Arnhold and S.
New York, NY 10105                                             responsibility since 1979)    Bleichroeder Advisers,
(born January 1940)                                                                          LLC; Co-President, First
                                                                                             Eagle Funds, Inc. and
                                                                                             First Eagle Variable
                                                                                             Funds, Inc.; prior to
                                                                                             1999, Director and
                                                                                             President or Executive
                                                                                             Vice President of Societe
                                                                                             Generale Asset Management
                                                                                             Corp.
-------------------------------------------------------------------------------------------------------------------------
Charles de Vaulx                 Senior Vice President         December 1999 to present      Senior Vice President,
1345 Avenue of the Americas      (portfolio manager)           (with portfolio management    Arnhold and S.
New York, NY 10105                                             responsibility since          Bleichroeder Advisers,
(born October 1961)                                            December 1996)                LLC; Senior Vice
                                                                                             President, First Eagle
                                                                                             Funds, Inc. and First
                                                                                             Eagle Variable Funds,
                                                                                             Inc.; prior to December
                                                                                             1999, Senior Vice
                                                                                             President, Societe
                                                                                             Generale Asset Management
                                                                                             Corp. since 1998,
                                                                                             Associate Portfolio
                                                                                             Manager from December
                                                                                             1996, and Securities
                                                                                             Analyst prior to December
                                                                                             1996
-------------------------------------------------------------------------------------------------------------------------
Robert Bruno                     Vice President, Secretary     December 1999 to present      Senior Vice President,
1345 Avenue of the Americas      and Treasurer                                               Arnhold and S.
New York, NY 10105                                                                           Bleichroeder Advisers,
(born June 1964)                                                                             LLC; Senior Vice
                                                                                             President, ASB Securities,
                                                                                             LLC; Vice President,
                                                                                             Secretary and Treasurer,
                                                                                             First Eagle Funds, Inc.
                                                                                             and First Eagle Variable
                                                                                             Funds, Inc.

                                                                      Appendix I

-------------------------------------------------------------------------------------------------------------------------
Andrew DeCurtis                  Vice President                November 2000 to present      Vice President, Arnhold
1345 Avenue of the Americas                                                                  and S. Bleichroeder
New York, NY 10105                                                                           Advisers, LLC; Vice
(born March 1968)                                                                            President, First Eagle
                                                                                             Funds, Inc. and First
                                                                                             Eagle Variable Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
Edwin S. Olsen                   Vice President                November 2000 to present      Vice President, Arnhold
1345 Avenue of the Americas                                                                  and S. Bleichroeder
New York, NY 10105                                                                           Advisers, LLC; Vice
(born September 1939)                                                                        President, First Eagle
                                                                                             Funds, Inc. and First
                                                                                             Eagle Variable Funds,
                                                                                             Inc.; prior to 1999, Vice
                                                                                             President, SG Cowen
                                                                                             Securities Corp.
-------------------------------------------------------------------------------------------------------------------------
Suzan Afifi                      Vice President and            December 1999 to present      Vice President, Arnhold
1345 Avenue of the Americas      Assistant Secretary                                         and S. Bleichroeder
New York, NY 10105                                                                           Advisers, LLC; Vice
(born October 1952)                                                                          President, ASB Securities,
                                                                                             LLC; Vice President and
                                                                                             Assistant Secretary, First
                                                                                             Eagle Funds, Inc. and
                                                                                             First Eagle Variable
                                                                                             Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
Stefanie Spritzler               Assistant Treasurer           May 2000 to present           Assistant Vice President,
1345 Avenue of the Americas                                                                  Arnhold and S.
New York, NY 10105                                                                           Bleichroeder Advisers,
(born July 1973)                                                                             LLC; Vice President, ASB
                                                                                             Securities, LLC; Assistant
                                                                                             Treasurer, First Eagle
                                                                                             Funds, Inc. and First
                                                                                             Eagle Variable Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
Winnie Chin                      Assistant Treasurer           March 2001 to present         Assistant Treasurer, First
1345 Avenue of the Americas                                                                  Eagle Funds, Inc. and
New York, NY 10105                                                                           First Eagle Variable
(born July 1974)                                                                             Funds, Inc.

                            Compensation of Directors

         The following table sets out the compensation received by each of the Directors from the Fund for the Fund's most recently completed fiscal year ended October 31, 2003. Previously, the Fund paid each of its Independent Directors an annual fee of $12,000 plus $2,000 per meeting of the Board and $1,000 per meeting of a Committee. Effective _____, compensation to Directors paid by the Fund increased to an annual fee of $18,000 plus $2,000 per meeting of the Board and $1,000 per meeting of a Committee of the Board. Also effective _____, Independent Directors serving as the chair of any of the Board's Audit, Nominating and Governance, and Valuation Committees are paid an annual fee of $2,500 by the Fund. All such fees are allocated, generally, between the Fund and First Eagle Variable Funds, Inc. on a pro-rata basis in relationship to their relative net assets. The Fund does not pay any compensation to interested Directors nor does it provide any retirement or pension benefits for the Directors. During the fiscal year ended October 31, 2003, an aggregate of $______ was paid, accrued or owed for Directors' fees and expenses by the Fund.

Name of Person, Position        Aggregate              Pension or            Estimated Annual     Total Compensation
                                Compensation from      Retirement Benefits   Benefits Upon        From Fund and Fund
                                Fund                   Accrued as Part of    Retirement           Complex Paid to
                                                       Fund Expenses                              Directors***
------------------------------------------------------------------------------------------------------------------------
John P. Arnhold, Director*      $     0                N/A                   N/A                  $    0(1)
------------------------------------------------------------------------------------------------------------------------
Candace K. Beinecke, Director                          N/A                   N/A
------------------------------------------------------------------------------------------------------------------------
Jean D. Hamilton, Director**                           N/A                   N/A
------------------------------------------------------------------------------------------------------------------------
James E. Jordan, Director*      $     0                N/A                   N/A                  $    0(1)
------------------------------------------------------------------------------------------------------------------------
William M. Kelly                                       N/A                   N/A

                                                                      Appendix I

------------------------------------------------------------------------------------------------------------------------
Paul J. Lawler, Director                               N/A                   N/A
------------------------------------------------------------------------------------------------------------------------
Dominique Raillard, Director                           N/A                   N/A
------------------------------------------------------------------------------------------------------------------------
Nathan Snyder, Director                                N/A                   N/A

* Interested Director

** Ms. Hamilton joined the Board of Directors in March 2003.

*** For this purpose, the fund complex consists of five portfolios of the Fund (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and First Eagle Fund of America), plus the First Eagle Overseas Variable Fund. The number in parentheses indicates the total number of other boards in the fund complex on which the Director served as of October 31, 2003.

                         Security Ownership by Directors

         The following table sets forth information as of December 31, 2003, regarding ownership of the Directors of the Fund of equity securities of the Fund or any other fund in the same fund complex for which each is also a director or trustee. ("Fund Complex" has the same meaning as in the footnote to the table above.). Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E =
over $100,000.

                              Independent Directors

Name of Director or Nominee      Dollar Range of Equity Securities in   Aggregate Dollar Range of Equity
                                 the Fund as of December 31, 2003       Securities in All Funds Overseen by
                                                                        Director or Nominee in Fund Complex
                                                                        as of December 31, 2003
--------------------------------------------------------------------------------------------------------------
Candace K. Beinecke
--------------------------------------------------------------------------------------------------------------
Jean D. Hamilton
--------------------------------------------------------------------------------------------------------------
William M. Kelly
--------------------------------------------------------------------------------------------------------------
Paul J. Lawler
--------------------------------------------------------------------------------------------------------------
Dominique Raillard
--------------------------------------------------------------------------------------------------------------
Nathan Snyder

                              Interested Directors

Name of Director                 Dollar Range of Equity Securities in   Aggregate Dollar Range of Equity
                                 the Fund as of December 31, 2003       Securities in All Funds Overseen by
                                                                        Director in Fund Complex as of
                                                                        December 31, 2003
----------------------------------------------------------------------------------------------------------------------
John P. Arnhold
----------------------------------------------------------------------------------------------------------------------
James E. Jordan

         Since January 1, 2002, none of the Independent Directors who is a director of another investment company whose adviser and principal underwriter are ASB Advisers and First Eagle Distributors, respectively (e.g., First Eagle Variable Funds, Inc.), has held any other position with (i) the Fund (other than as a director), (ii) an investment company having the same adviser or principal underwriter as the Fund and First Eagle Variable Fund, Inc. or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other

                                                                      Appendix I

than as a director), (iii) the Adviser, the Distributor or other affiliate of the Company, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Also since January 1, 2002, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Finally, none of these individuals or their immediate family members has an interest in a transaction with a 'related person' of the Fund. A "related person" is (i) an executive officer of the Fund, (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above.

                                   Committees

         There were four meetings of the Board of Directors held during the fiscal year ended October 31, 2003. For the fiscal year ended October 31, 2003, each current Director attended at least 75% of the meetings of the Board and of any committees on which he or she served.

         The following table describes the Board's standing committees:

        Committee Name                    Members                     Functions               Number of Committee
                                                                                             Meetings in the Last
                                                                                                  Fiscal Year
----------------------------------------------------------------------------------------------------------------------
Audit Committee                 Jean D. Hamilton             Reviews the contract                    [___]
                                William M. Kelly             between the Fund and its
                                Paul J. Lawler               auditors (in this regard,
                                                             assists the Board
                                                             in selecting the
                                                             auditors and is
                                                             directly responsible for
                                                             supervising auditor
                                                             compensation and
                                                             performance), oversees
                                                             the Fund's accounting and
                                                             financial reporting
                                                             policies, procedures and
                                                             internal controls and acts
                                                             as liaison to auditors;
                                                             reviews and, as appropriate,
                                                             approves in advance non-audit
                                                             services provided by the
                                                             auditors to the Fund, the
                                                             Adviser, and, in certain
                                                             cases, other Fund affiliates.
----------------------------------------------------------------------------------------------------------------------
Nominating and Governance       Candace K. Beinecke          Nominates new Independent               [___]
Committee                       William M. Kelly             Directors of the Fund;
                                Dominique Raillard           sets compensation for the
                                                             Independent Directors of
                                                             the Fund; oversees other

                                                                     Appendix I

----------------------------------------------------------------------------------------------------------------------
                                                             governance matters related
                                                             to the service on the
                                                             Board by the Independent
                                                             Directors. The Nominating
                                                             Committee does not
                                                             consider shareholder
                                                             recommendations

----------------------------------------------------------------------------------------------------------------------
Valuation Committee             John P. Arnhold              Sets and recommends                     [___]
                                Nathan Snyder                securities valuation
                                                             policies, supervises the
                                                             Adviser in the valuation
                                                             of Fund assets and, in
                                                             certain circumstances,
                                                             values Fund assets directly

   Security Ownership by Certain Beneficial Owners and Management of the Fund

         As of the Record Date, the Directors and officers of the Fund, as a group, owned beneficially approximately ___% of the outstanding shares of the Gold Fund and ___% of the outstanding shares of First Eagle Fund of America. As to the remaining Portfolios, and also as of that date, the Directors and officers of the Fund, as a group, owned less than 1% of outstanding shares of each. With respect to each Portfolio of the Fund as of the Record Date, the following shareholders owned (of record or beneficially) 5% or more of the outstanding shares of the indicated class of shares of the Fund:

         Portfolio                   Name and Address of      Amount and Nature    Percentage
                                     Record or Beneficial     of Record or         Ownership
                                     Interest Holder          Beneficial
                                                              Ownership
         ----------------------------------------------------------------------------------------------
         Global Fund - Class A
         ----------------------------------------------------------------------------------------------
         Global Fund - Class C
         ----------------------------------------------------------------------------------------------
         Global Fund - Class I
         ----------------------------------------------------------------------------------------------
         Overseas Fund - Class A
         ----------------------------------------------------------------------------------------------
         Overseas Fund - Class C
         ----------------------------------------------------------------------------------------------
         Overseas Fund - Class I
         ----------------------------------------------------------------------------------------------
         U.S. Value Fund - Class A
         ----------------------------------------------------------------------------------------------
         U.S. Value Fund - Class C

                                                                      Appendix I

         ----------------------------------------------------------------------------------------------
         U.S. Value Fund - Class I
         ----------------------------------------------------------------------------------------------
         Gold Fund - Class A
         ----------------------------------------------------------------------------------------------
         Gold Fund - Class C
         ----------------------------------------------------------------------------------------------
         Gold Fund - Class I
         ----------------------------------------------------------------------------------------------
         First Eagle Fund of
            America - Class A
         ----------------------------------------------------------------------------------------------
         First Eagle Fund of
            America - Class C
         ----------------------------------------------------------------------------------------------
         First Eagle Fund of
            America - Class Y

                                    Auditors

         KMPG LLP serves as the Fund's independent accountants and in that capacity audits the Fund's year-end financial statements. No representatives of KPMG are expected to attend the Special Meeting of Shareholders.

         Audit fees paid by the Fund for professional services rendered by KPMG related to the audit of the Fund's annual financial statements or provided in connection with statutory and regulatory engagements (such as review of financial information included in the Fund's Prospectus and Statement of Information) were $___ for the fiscal year ended October 31, 2003.

         Financial information systems design and implementation fees paid by the Fund for professional services rendered by KPMG related to the design, implementation and operation of financial information management services were [$0] for the fiscal year ended October 31, 2003. (Nor during the same period were any such fees paid to KPMG by the Adviser or any other affiliated entity providing services to the Fund.)

         All other fees paid by the Fund to KPMG (i.e., for services other than those described with respect to audit fees and financial information systems design and implementation fees above) were $___ for the fiscal year ended October 31, 2003. (During the same period, such fees paid to KPMG by the Adviser or any other affiliated entity providing services to the Fund were $___.) [WILL NEED TO DESCRIBE THESE SERVICES]

         The Fund's Audit Committee has adopted procedures to review in advance and, if appropriate, approve the provision of non-audit services provided by KPMG to the Fund, to the Adviser and, in some cases, to other affiliates of the Fund. These procedures apply to new service engagements entered into on or after May 6, 2003. To date, no such services have required review by the Audit Committee. The Audit Committee has, however, considered whether the payment of the various fees outlined above are compatible with maintaining KPMG's independence with respect to the Fund.

                                                                      PROXY CARD

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           OF FIRST EAGLE FUNDS, INC.

                SPECIAL MEETING OF SHAREHOLDERS - MARCH 10, 2004

         The undersigned hereby appoints Robert Bruno and Suzan Afifi the proxies of the undersigned, with full power of substitution, to vote all shares of First Eagle Funds, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders of First Eagle Funds, Inc. to be held at ______________________, on Wednesday, March 10, 2004 at 10:00 a.m., New York
time, and at any adjournment thereof.

Please mark the appropriate box below in blue or black ink. For Proposals 3A, 3B and 3C, not all Shareholders are being asked to vote; please review the instructions for those Proposals carefully below.

1. PROPOSAL TO CHANGE THE DOMICILE OF THE FUND FROM MARYLAND TO DELAWARE AND REORGANIZE THE PORTFOLIOS AS SEPARATE SERIES OF THE NEW TRUST.

               [_] FOR            [_] AGAINST          [_] ABSTAIN

2. PROPOSAL TO ELECT CERTAIN INDIVIDUALS TO SERVE AS DIRECTORS ON THE BOARD OF DIRECTORS OF THE FUND (IF THE REORGANIZATION DESCRIBED IN PROPOSAL 1 IS APPROVED, THESE INDIVIDUALS WILL ALSO SERVE AS TRUSTEES ON THE BOARD OF TRUSTEES FOR THE NEW DELAWARE TRUST).

                [_] FOR all nominees listed below (except those names crossed out below).
                [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

                           John P. Arnhold
                           Candace K. Beinecke
                           Jean D. Hamilton
                           James E. Jordan
                           Michael M. Kellen
                           William M. Kelly
                           Paul J. Lawler
                           Dominique Raillard
                           Nathan Snyder

3A. PROPOSAL TO MODIFY THE FUNDAMENTAL RESTRICTION REGARDING MAKING LOANS BY FIRST EAGLE GLOBAL FUND, FIRST EAGLE OVERSEAS FUND, FIRST EAGLE U.S. VALUE FUND AND FIRST EAGLE GOLD FUND SO AS TO PERMIT EACH OF THESE PORTFOLIOS TO PURCHASE OR SELL LOANS AND OTHER DIRECT DEBT INSTRUMENTS.

         (PROPOSAL 3A APPLIES TO ALL PORTFOLIOS EXCEPT FIRST EAGLE FUND OF AMERICA, WITH EACH PORTFOLIO VOTING SEPARATELY.)

               [_] FOR            [_] AGAINST          [_] ABSTAIN

3B. PROPOSAL TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES AND COMMODITY CONTRACTS BY FIRST EAGLE GLOBAL FUND AND FIRST EAGLE U.S. VALUE FUND SO AS TO PERMIT EACH OF THESE PORTFOLIOS TO

                                                                      PROXY CARD

         PURCHASE OR SELL PRECIOUS METALS, SUCH AS GOLD OR SILVER, AND TO PURCHASE OR SELL PRECIOUS METAL COMMODITY CONTRACTS AND OPTIONS ON SUCH CONTRACTS.

         (PROPOSAL 3B APPLIES TO FIRST EAGLE GLOBAL FUND AND FIRST EAGLE U.S. VALUE FUND ONLY, WITH EACH PORTFOLIO VOTING SEPARATELY.)

               [_] FOR            [_] AGAINST          [_] ABSTAIN

3C. PROPOSAL TO RECLASSIFY THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN BANK CERTIFICATES OF DEPOSIT AND SIMILAR INSTRUMENTS BY FIRST EAGLE GLOBAL FUND AND FIRST EAGLE U.S. VALUE FUND AS A NON-FUNDAMENTAL INVESTMENT POLICY.

         (PROPOSAL 3C APPLIES TO FIRST EAGLE GLOBAL FUND AND FIRST EAGLE U.S. VALUE FUND ONLY, WITH EACH PORTFOLIO VOTING SEPARATELY.)

               [_] FOR            [_] AGAINST          [_] ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

If no direction is made, this proxy will be voted FOR all proposals.

Please sign exactly as your name or names appear below.

                                        When shares are held by joint tenants,
                                        both should sign. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporation name by
                                        President or other authorized officer.
                                        If a partnership, please sign in
                                        partnership name by authorized person.

DATE _________________, 2004

Signature                               Signature if held jointly

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
- NO POSTAGE REQUIRED.

                                                                       EXHIBIT A

                              AGREEMENT AND PLAN OF
                         REORGANIZATION AND TERMINATION

                  THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (the "Agreement") is made and entered into as of March 30, 2004, by and among First Eagle Funds, Inc. (the "Fund"), a Maryland corporation having an office at 1345 Avenue of the Americas, New York, New York 10105 and First Eagle Funds Trust, a Delaware statutory trust having an office at 1345 Avenue of the Americas, New York, New York 10105 (the "Trust").

                  WHEREAS, each of the Board of Directors of the Fund and Initial Trustee of the Trust has determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Trust pursuant to this Agreement and in accordance with the applicable laws of the State of Maryland and the State of Delaware; and

                  WHEREAS, the parties desire to enter into a plan of exchange pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended;

                  NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                  1.       Plan of Exchange.

                           (a) Subject to the requisite approval of the shareholders of the Fund and to the terms and conditions contained herein, on March 31, 2004, or such earlier or later date as may be mutually agreed upon by the parties (the "Exchange Date"), First Eagle Global Fund, a series of First Eagle Funds, Inc. (the "Global Fund") shall assign, transfer and convey its assets to the First Eagle Global Fund series (the "Global Series") of the Trust; First Eagle Overseas Fund, a series of First Eagle Funds, Inc. (the "Overseas Fund") shall assign, transfer and convey its assets to the First Eagle Overseas Fund series (the "Overseas Series") of the Trust; First Eagle U.S. Value Fund, a series of First Eagle Funds, Inc. (the "U.S. Value Fund") shall assign, transfer and convey its assets to the First Eagle U.S. Value Fund series (the "U.S. Value Series") of the Trust; First Eagle Gold Fund, a series of First Eagle Funds, Inc. (the "Gold Fund") shall assign, transfer and convey its assets to the First Eagle Gold Fund series (the "Gold Series") of the Trust; First Eagle Fund of America, a series of First Eagle Funds, Inc. (the "America Fund," and with Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund, each a "Portfolio" and collectively the "Portfolios") shall assign, transfer and convey its assets to the First Eagle Fund of America series (the "America Series") of the Trust (each a "Successor Series" and collectively, the "Successor Series"); the Global Series shall acquire all of the assets of Global Fund; the Overseas Series shall acquire all of the assets of Overseas Fund; the U.S. Value Series shall acquire all of the assets of the U.S. Value Fund; the Gold Series shall acquire all of the assets of Gold Fund; and the America Series shall acquire all of the assets of the America Fund; and the Trust shall accept such assignment, transfer and conveyance.

                           (b) Subject to the requisite approval of the shareholders of the Fund and to the terms and conditions contained herein, on the Exchange Date, Global Fund shall assign, transfer and convey the obligations, duties and liabilities of, or attributable to, Global Fund to the Global Series; Overseas Fund shall assign, transfer and convey the obligations, duties and liabilities of, or attributable to, Overseas Fund to the Overseas Series; U.S. Value Fund shall assign, transfer and convey the obligations, duties and liabilities of, or attributable to, U.S. Value Fund to the U.S. Value Series; Gold Fund shall assign, transfer and convey the obligations, duties and liabilities of, or attributable to, Gold Fund to the Gold Series; America Fund shall assign, transfer and convey the obligations, duties and liabilities of, or attributable to, America Fund to the America

         Series; and the Global Series shall acquire the obligations, duties and liabilities attributable to the Global Fund; the Overseas Series shall acquire the obligations, duties and liabilities attributable to the Overseas Fund; the U.S. Value Series shall acquire the obligations, duties and liabilities attributable to the U.S. Value Fund; the Gold Series shall acquire the obligations, duties and liabilities attributable to the Gold Fund; and the America Series shall acquire the obligations, duties and liabilities attributable to the America Fund.

                           (c) Global Fund shall assign, transfer and convey its assets, as provided in Section 1(a), in exchange for shares of beneficial interest of the Global Series (the "Global Trust Shares") equal in number to the outstanding shares of the Global Fund; Overseas Fund shall assign, transfer and convey its assets, as provided in
         Section 1(a), in exchange for shares of beneficial interest of the Overseas Series (the "Overseas Trust Shares") equal in number to the outstanding shares of the Overseas Fund; U.S. Value Fund shall assign, transfer and convey its assets, as provided in Section 1(a), in exchange for shares of beneficial interest of the U.S. Value Series (the "U.S. Value Trust Shares") equal in number to the outstanding shares of the U.S. Value Fund; Gold Fund shall assign, transfer and convey its assets, as provided in Section 1(a), in exchange for shares of beneficial interest of the Gold Series (the "Gold Trust Shares") equal in number to the outstanding shares of the Gold Fund; and America Fund shall assign, transfer and convey its assets, as provided in
         Section 1(a), in exchange for shares of beneficial interest of the America Series (the "America Trust Shares" and the Global Trust Shares, Overseas Trust Shares, U.S. Value Trust Shares, Gold Trust Shares and America Trust Shares being collectively referred to as the "Trust Shares") equal in number to the outstanding shares of the America Fund. In lieu of delivering certificates for the Trust Shares, the Trust shall credit the Trust Shares to the corresponding Portfolio's account on the share record books of the Trust and shall deliver a confirmation thereof to the Portfolios. The Portfolios shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders of each Portfolio on the share record books relating to each corresponding Successor Series.

                           (d) Global Fund agrees to distribute Global Trust Shares equal in number to the corresponding number of then outstanding shares of Global Fund to its shareholders; Overseas Fund agrees to distribute Overseas Trust Shares equal in number to the corresponding number of then outstanding shares of Overseas Fund to its shareholders; U.S. Value Fund agrees to distribute U.S. Value Trust Shares equal in number to the corresponding number of then outstanding shares of U.S. Value Fund to its shareholders; Gold Fund agrees to distribute Gold Trust Shares equal in number to the corresponding number of then outstanding shares of Gold Fund to its shareholders; and America Fund agrees to distribute America Trust Shares equal in number to the corresponding number of then outstanding shares of America Fund to its shareholders.

                           (e) The Trust further assumes and agrees to observe, perform and be bound by all of the grants, terms, covenants, representations, warranties, and conditions contained in all contracts and agreements currently in effect with the Fund, including, but not limited to, the Distribution Agreements, the Services Agreements, and the other agreements and documents delivered thereunder which are binding upon, and to be observed or performed by, the Fund thereunder, as though the Trust were the Fund, and hereby ratifies and confirms the validity of all contracts and agreements currently in effect with the Fund, including, but not limited to, the Distribution Agreement and the Services Agreement.

                           (f) All references to the Fund in all agreements to which the Fund is a party will be deemed to refer to the Trust.

                           (g) It is contemplated that the net asset value of each outstanding share of each Successor Series of the Trust immediately after the effectiveness of this Agreement will be equivalent to the net asset value of each outstanding share of the corresponding Portfolios.

                           (h) Delivery of the assets of the Portfolios to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to The Bank of New

         York, the Trust's custodian (the "Custodian"). Such delivery shall be made for the account of the Trust and the Successor Series, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Series free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Series. All assets of Global Fund delivered to the Custodian as provided herein shall be allocated by the Trust to the Global Series; all assets of Overseas Fund delivered to the Custodian as provided herein shall be allocated by the Trust to the Overseas Series; all assets of U.S. Value Fund delivered to the Custodian as provided herein shall be allocated by the Trust to the U.S. Value Series; all assets of Gold Fund delivered to the Custodian as provided herein shall be allocated by the Trust to the Gold Series; all assets of America Fund delivered to the Custodian as provided herein shall be allocated by the Trust to the America Series. All of the liabilities of Global Fund shall, on and as of the Effective Date, be deemed liabilities of, and shall be deemed assumed by, the Global Series; all of the liabilities of Overseas Fund shall, on and as of the Effective Date, be deemed liabilities of, and shall be deemed assumed by, the Overseas Series; all of the liabilities of U.S. Value Fund shall, on and as of the Effective Date, be deemed liabilities of, and shall be deemed assumed by, the U.S. Value Series; all of the liabilities of Gold Fund shall, on and as of the Effective Date, be deemed liabilities of, and shall be deemed assumed by, the Gold Series; and all of the liabilities of America Fund shall, on and as of the Effective Date, be deemed liabilities of, and shall be deemed assumed by, the America Series.

                           (i) The Portfolios will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred to the corresponding Successor Series hereunder and the Trust shall allocate any such interest to the appropriate Successor Series. The Fund will transfer to the Trust any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Portfolios to the corresponding Successor Series hereunder. The Trust shall allocate any such distributions, rights or other assets to the appropriate Successor Series. All such assets shall be deemed included in assets transferred from the Portfolios on the Exchange Date and shall not be separately valued.

                           (j) If the requisite number of shareholders of the Fund does not approve this Agreement, the Fund will continue to operate as a Maryland corporation.

                           (k) As soon as practicable after the Exchange Date, and following distribution by each Portfolio of the Trust Shares of each of the Successor Series received by it among its shareholders in proportion to the number of shares each such shareholder holds in such corresponding Portfolio, the Fund will dissolve and terminate.

                  2. The Fund's Representations and Warranties. The Fund represents and warrants to and agrees with the Trust as follows:

                           (a) It is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

                           (b) It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect, except that with respect to the America Fund such Portfolio is a non-diversified portfolio of assets.

                           (c) On the Exchange Date, it will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                  3. The Trust's Representations and Warranties. The Trust represents and warrants to and agrees with the Fund as follows:

                           (a)      The Trust is a statutory trust duly
         organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business and to carry out this Agreement.

                           (b) On the Exchange Date, the Trust Shares to be issued to the Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Trust. No Trust or Successor Series shareholder will have any preemptive right of subscription or purchase in respect thereof.

                  4. The Trust's Conditions Precedent. The obligations of the Trust hereunder shall be subject to the following conditions:

                           (a) The Fund shall have furnished to the Trust a statement of its assets, including a list of securities with their respective values owned by it.

                           (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made on and as of such date, and the Fund each shall have complied with all the agreements and satisfied all the conditions to be performed or satisfied by each of them on or prior thereto.

                           (c) A vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the affirmative vote of at least a majority of the outstanding shares (within the meaning of the 1940 Act) of the Fund entitled to vote and the shareholders of the Fund shall have voted, by the vote specified in the proxy materials of the Fund relating to this Agreement, to direct the Fund to vote, and the Fund shall have voted by or on the Exchange Date, as sole shareholder of the Trust, (i) to vote on each of the proposals set forth in the Proxy Statements and approved by the shareholders, so that the approval of the respective proposals may be made effective with respect to the Trust as well as the Fund;
         (ii) to elect the nominees as trustees of the Trust, (iii) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Trust that had previously been approved by shareholders of the Fund and are then in effect with respect to the Fund, and (iv) to approve all other contracts and agreements currently in effect with the Fund, including, but not limited to, accounting, custody, transfer agency, distribution, services, procedural and safekeeping and repurchase agreements.

                  5. The Fund's Conditions Precedent. The obligations of the Fund hereunder shall be subject to the condition that, as of the Exchange Date, all representations and warranties of the Trust made in this Agreement shall be true and correct as if made on and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such date.

                  6. The Trust's and the Fund's Conditions Precedent. The obligations of both the Trust and the Fund hereunder shall be subject to the following conditions:

                           (a)      This Agreement and the transactions
         contemplated hereby having been approved by the affirmative vote of at least a majority of the outstanding shares (within the meaning of the 1940 Act) of the Fund entitled to vote as of the close of business on January 9, 2004, or such earlier or later proxy record date as may be mutually agreed upon by the parties.

                           (b) The Trust and the Fund shall have received an opinion of Shearman & Sterling LLP, in form and substance satisfactory to the Trust and the Fund, to the effect that, for federal income tax purposes,

                           (1) the transfer of the assets of each Portfolio in exchange solely for the shares of a corresponding Successor Series and the assumption by such Successor Series of the liabilities of such Portfolio, as provided for in the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and each Portfolio and the corresponding Successor Series will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

                           (2) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to each Portfolio under
         Section 361(c)(1) of the Code as a result of the transfer of assets solely in exchange for the shares of a corresponding Successor Series and the assumption by such Successor Series of the liabilities of such Portfolio or on the distribution of the shares of such Successor Series to the shareholders of such Portfolio, as provided for in the Agreement;

                           (3) under Section 1032 of the Code, no gain or loss will be recognized to each Successor Series on the receipt of the assets of a corresponding Portfolio in exchange for the shares of such Successor Series and the assumption by such Successor Series of the liabilities of such Portfolio, as provided for in the Agreement;

                           (4) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of each Portfolio on the receipt of the shares of a corresponding Successor Series in exchange for their shares of such Portfolio;

                           (5) in accordance with Section 362(b) of the Code, the tax basis of each Successor Series in the assets of a corresponding Portfolio will be the same as the tax basis of such assets in the hands of such Portfolio immediately prior to the consummation of the transactions contemplated by the Agreement;

                           (6) in accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Agreement, the tax basis of the shares of a Successor Series received by the shareholders of each Portfolio will be equal, in the aggregate, to the tax basis of the shares of such Portfolio surrendered in exchange therefor;

                           (7) in accordance with Section 1223 of the Code, the holding period for the shares of a Successor Series received by the shareholders of each Portfolio will be determined by including the period for which such shareholder held the shares of such Portfolio exchanged therefor; provided, that the shares of such Portfolio were held as capital assets for federal income tax purposes;

                           (8) in accordance with Section 1223 of the Code, the holding period of each Successor Series with respect to the assets of a corresponding Portfolio acquired by it in accordance with the Agreement will include the period for which such assets were held by such Portfolio; and

                           (9) pursuant to Section 381(a) of the Code and regulations thereunder, each Successor Series will succeed to and take into account certain tax attributes of a corresponding Portfolio, such as earnings and profits, capital loss carryovers and method of accounting.

                  7. Amendment or Termination of Agreement. This Agreement and the transactions contemplated hereby may be amended or terminated and abandoned by resolution of the Board of Directors the Fund, or the Board of Trustees of the Trust, at any time prior to the transfer of assets on the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if
(i) there is a material breach by the other party of any representation, warranty or agreement contained in this Agreement, (ii) it reasonably appears that a party cannot meet a condition of this Agreement or (iii) circumstances should develop that, in the opinion of the Board of Directors of the Fund, or the Board of Trustees of the Trust, make proceeding with this Agreement in its current form inadvisable.

                  In addition, prior to the transfer of assets on the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Directors of the Fund and the Board of Trustees of the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of the shareholders.

                  If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Trust or the directors, officers or shareholders of the Fund, in respect of this Agreement.

                  8. Waiver. At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Board of Directors of the Fund or the Board of Trustees of the Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Trust, as the case may be.

                  9. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                  10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland.

                  11. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                  IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization and Termination to be duly executed as of the day and year first above written.


First Eagle Funds, Inc.


By:
   ---------------------------------
Title:


First Eagle Funds Trust


By:
   ---------------------------------
Title: Initial Trustee

                                                                       EXHIBIT B

                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                             FIRST EAGLE FUNDS TRUST

                  THIS AGREEMENT AND DECLARATION OF TRUST is made and entered into as of the date set forth below by the Trustees named hereunder for the purpose of forming a Delaware statutory trust in accordance with the provisions hereinafter set forth,

                  NOW, THEREFORE, the Initial Trustees hereby direct that the Certificate of Trust be filed with Office of the Secretary of State of the State of Delaware, and the Initial Trustees do hereby declare that the Trustees will hold in trust all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the benefit of the holders of Shares in the Trust.

                                    ARTICLE I

                              Name and Definitions
                              --------------------

                  Section 1. Name. This Trust shall be known as "First Eagle Funds Trust" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

                  Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

                  (a) "By-Laws" shall mean the By-Laws of the Trust, as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the "governing instrument" within the meaning of the Delaware Act;

                  (b) "Certificate of Trust" means the certificate of trust, as amended or restated from time to time, filed by the Trustees in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act;

                  (c) "Class" means a class of Shares of a Series of the Trust established in accordance with the provisions of Article III hereof;

                  (d)      "Commission" means the Securities and Exchange
Commission;

                  (e) "Declaration of Trust" means this Agreement and Declaration of Trust, as amended or restated from time to time;

                  (f) "Delaware Act" means the Delaware Statutory Trust Act, 12 Del. C. 3801 et seq., as amended from time to time;

                  (g) "Initial Trustees" means the person or persons who have signed this Declaration of Trust;

                  (h) "Manager" means a party furnishing services to the Trust pursuant to an investment management or investment advisory agreement described in Article IV, Section 8(a) hereof;

                  (i) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

                  (j) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

                  (k) "Principal Underwriter" shall have the meaning given to it in the 1940 Act;

                  (l) "Series" means each Series of Shares established and designated under or in accordance with the provisions of Article III hereof;

                  (m) "Shareholder" means a beneficial owner of outstanding Shares;

                  (n) "Shares" means the Shares of beneficial interest into which the beneficial interest in the Trust shall be divided, from time to time, and includes fractions of Shares as well as whole Shares;

                  (o) "Trust" means the Delaware statutory trust established under the Delaware Act by this Declaration of Trust and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

                  (p) "Trust Property" means any and all property, real or personal, tangible or intangible, that is from time to time owned or held by or for the account of the Trust; and

                  (q) "Trustees" means the Initial Trustees, and all other Persons who may, from time to time, be duly elected or appointed to serve as Trustees in accordance with the provisions hereof, in each case so long as such Person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in her or his or their capacity as Trustees hereunder.

                                   ARTICLE II

                                Purpose of Trust
                                ----------------

                  The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may, from time to time, determine pursuant to their authority under this Declaration of Trust.

                                   ARTICLE III

                                     Shares
                                     ------

                  Section 1. Division of Beneficial Interests. The beneficial interests in the Trust may be divided into one or more Series. Each Series may be divided into one or more Classes. Subject to the further provisions of this
Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class thereof,
(i) to divide the beneficial interests in the Trust or in each Series or Class thereof into Shares, with or without par value as the Trustees shall determine,
(ii) to issue Shares without limitation as to number (including fractional Shares) to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class thereof and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class thereof as the Trustees may, from time to time, determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of any Series or Class thereof into a greater or lesser number, or issue dividends in Shares with respect to Shares of any Series or Class, without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class in the assets held with respect to that Series or Class thereof, (v) to classify or reclassify any issued Shares of any Series or Class thereof into Shares of one or more Series or Classes thereof and (vi) to take such other action with respect to the Shares as the Trustees may deem desirable.

                  Subject to the distinctions permitted among Classes or otherwise in Shares of the same Series as established by the Trustees consistent with the requirements of the 1940 Act, each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series, and each holder of Shares of a Series shall be entitled to receive such holder's pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of the Shares of any Series or Class thereof, the applicable Shareholder shall be entitled to be paid solely out of the funds and property of such Series or Class thereof of the Trust.

                  All references to Shares in this Declaration of Trust shall be deemed to be Shares of any or all Series or Classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class thereof, except as the context otherwise requires.

                  All Shares issued hereunder, including, without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no appraisal, preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

                  Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series (or Class). No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series (or Class) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series (or Class) and as to the number of Shares of each Series (or Class) held, from time to time, by each Shareholder.

                  Section 3. Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of the execution and authorization thereof as may be required by the Trustees and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-Laws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the record holder of Shares shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent, shareholder servicing agent or similar agent, any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

                  Section 4. Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees, from time to time, may authorize.

                  Section 5. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to dissolve the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. Except as specifically provided herein, no Shareholder shall be personally liable for the debts, liabilities, obligations or expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. Every note, bond, contract or other understanding issued by or on behalf of the Trust or Trustees relating to the Trust or to a Series or Class may include a recitation limiting the obligation represented thereby to the Trust or to one or more Series or Class and its respective assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

                  Section 6. Establishment and Designation of Series (or Class). Without obtaining any authorization or vote of the Shareholders of any Series or Class thereof (except as otherwise required by the 1940 Act), the establishment and designation of any Series (or Class) of Shares shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series (or Class), whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.

                  Shares of each Series (or Class) established pursuant to this
Article III, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

                  (a) Assets Held with Respect to a Particular Series (or Class). All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series (or Class) for all purposes, subject only to the rights of creditors of such Series (or Class thereof to the extent provided below), and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as assets held with respect to that Series (or Class thereof). In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series (and the Classes thereof) (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series (and the Classes thereof) shall be assets held with respect to that Series and such Classes. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. Separate and distinct records shall be maintained for each Series (and the Classes thereof) and the assets held with respect to each Series (and the Classes thereof) shall be held and accounted for separately from the assets held with respect to all other Series (and the Classes thereof) and the General Assets of the Trust not allocated to such Series or Classes.

                  (b) Liabilities Attributable to a Particular Series (or Class). The assets of the Trust held with respect to each particular Series (or Class thereof) shall be charged exclusively with the liabilities of the Trust attributable to that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class. Any general liabilities of the Trust that are not readily identifiable as being attributable to any particular Series (and the Classes thereof) shall be allocated and charged by the Trustees to and among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series (and the Classes thereof) are herein referred to as "liabilities attributable to" that Series (or Class thereof). Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. All liabilities attributable to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series. Notice of this limitation on the liability of each Series shall be set forth in the Certificate of Trust or in an amendment thereto prior to the issuance of any Shares of a Series. To the extent that the Trustees, pursuant to Section 2 of
Article VII hereof, include a Class limitation on liability in any note, bond, contract, instrument, certificate or undertaking made with respect to any Class, the parties to such note, bond, contract, instrument, certificate or undertaking shall look only to the assets of such Class in satisfaction of the liabilities arising thereunder and not to the assets of any other Class of the applicable Series.

                  (c) Dividends, Distributions, Redemptions and Repurchases. Notwithstanding any other provision of this Declaration of Trust, including, without limitation, Article VI, no dividend or distribution, including, without limitation, any distribution paid upon dissolution of the Trust or of any Series (or Class) thereof with respect to, nor any redemption or repurchase of, the Shares of any Series (or Class thereof) shall be effected by the Trust other than from the assets held with respect to such Series (or Class thereof), nor shall any Shareholder of any particular Series (or Class thereof) otherwise have any right or claim against the assets held with respect to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class. The

Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

                  (d) Equality. All the Shares of each particular Series (or Class thereof) shall represent an equal proportionate interest in the assets held with respect to that Series (or Class thereof), and each Share of any particular Series shall be equal to each other Share of that Series (subject to the liabilities attributable to that Series and such rights and preferences as may have been established and designated with respect to Classes, or otherwise, of Shares within such Series).

                  (e) Fractions. Any fractional Share of a Series (or Class thereof) shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and dissolution of the Trust.

                  (f) Combination of Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series (or Class thereof), unless otherwise required by applicable law, to combine the assets and liabilities attributable to any two or more Series (or Classes) into assets and liabilities attributable to a single Series or Class.

                  (g) Elimination of Series. At any time that there are no Shares outstanding of any particular Series (or Class) previously established and designated, the Trustees may by resolution of a majority of the Trustees abolish that Series (or Class) and rescind the establishment and designation thereof and may thereafter establish a new Series (or Class) with such designation and otherwise as herein provided.

                  Section 7. Indemnification of Shareholders. If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series (or Class thereof) of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Series (or Class thereof) may, at its option, and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of such Series and satisfy any judgment thereon.

                                   ARTICLE IV

                                    Trustees
                                    --------

                  Section 1. Election of Trustees. Upon the issuance of beneficial interests of the Trust, First Eagle Funds, Inc., a Maryland corporation, as initial shareholder of the Trust, shall elect the Trustees of the Trust; to the extent that persons so elected are different from the Initial Trustee, such persons shall replace the Initial Trustee as Trustees of the Trust.

                  Section 2. Number, Election and Tenure. The Initial Trustee shall be James Jordan. After the initial election of Trustees, the number of Trustees shall be nine or such other number as shall, from time to time, be determined by the Trustees pursuant to Section 4 of this Article IV. Except as described above with respect to the Initial Trustee, each Trustee shall serve during the continued term of the Trust until she or he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of her or his successor. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, to the extent required by the 1940 Act, the Trustees then in office shall call a Shareholders meeting for the election of Trustees. Any Trustee may resign at any time by written instrument signed by her or him and delivered to any officer of the Trust or to the secretary of any meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no

Trustee removed shall have any right to any compensation for any period following her or his resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Any Trustee may be removed at any meeting of Shareholders by a majority vote of the outstanding Shares of the Trust, as defined in the 1940 Act.

                  Section 3. Effect of Death, Resignation or Removal of a Trustee. The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Trustees then in office. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust's Manager is empowered to appoint new Trustees subject to the applicable provisions of the 1940 Act.

                  Section 4. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees; the Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; enlarge or reduce their number; remove any Trustee with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective and fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Board of Trustees determine; deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law; declare and pay dividends and distributions to Shareholders from the assets available therefor; and in general exercise, or delegate to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or Shareholder servicing agent, or Principal Underwriter, such authority as they consider desirable. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified herein or in the By-Laws or required by law, any action by the Trustees shall be deemed effective if approved or taken by a majority of the Trustees present at a meeting of Trustees at which a quorum of Trustees is present, within or without the State of Delaware.

                  Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

                  (a) To operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

                  (b) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, purchase or write options on, lend, enter into contracts for the future acquisition or delivery of, or otherwise deal in or dispose of, securities, indices, currencies, commodities or other property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers acceptances, and other securities, commodities or contracts of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, the U.S. Government or any foreign government or any political subdivision of the U.S. Government or any foreign government, or any domestic or international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities; to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

                  (c) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series or Class thereof;

                  (d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

                  (e) To set record dates for the determination of Shareholders with respect to various matters, which, for purposes of determining the Shareholders of any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution shall be on or before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such dividend or distribution; without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) at any time prior to the payment of a distribution; nothing in this subsection shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes);

                  (f) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

                  (g) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or a nominee or nominees or otherwise;

                  (h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security or property which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security or property held in the Trust;

                  (i) To join with other security or property holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security or property with, or transfer any security or property to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or property (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

                  (j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

                  (k) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

                  (l) To borrow funds or other property in the name of the Trust or any Series thereof exclusively for Trust or the relevant Series purposes and in connection therewith issue notes or other evidences of indebtedness; and to mortgage and pledge the Trust Property or any part thereof to secure any or all of such indebtedness;

                  (m) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

                  (n) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being in or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

                  (o) To adopt, establish and carry out pension, profit-sharing, Share bonus, Share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

                  (p)      To enter into contracts of any kind and description;

                  (q) To interpret the investment policies, practices or limitations of any Series or Class;

                  (r) To establish a registered office and have a registered agent in the State of Delaware;

                  (s) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act (including investment by means of transfer or part of all of the Trust Property in exchange for an interest or interests in such one or more investment companies) all without any requirement of approval by Shareholders unless required by the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or of any other state) which is classified as a partnership for federal income tax purposes;

                  (t) Subject to the 1940 Act, to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage; and

                  (u) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

                  The foregoing clauses shall be construed as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general power of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

                  The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series or Classes thereof. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

                  Section 5. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Article III, Section 6 hereof.

                  Section 6. Payment of Expenses by Shareholders. The Trustees shall have the power to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, at such intervals as the Trustees may determine, in advance or arrears, for charges of the Trust's transfer agent, Shareholder servicing or similar agent, an amount fixed, from time to time, by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

                  Section 7. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, she or he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

                  Section 8. Service Contracts.

                  (a) Subject to such requirements and restrictions as may be set forth under applicable federal or state law and in the By-Laws, including, without limitation, on the date hereof the requirements of Section 15 of the 1940 Act, or any successor provision, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive investment advisory, management or administrative services for the Trust or for any Series (or Class thereof) with any corporation, trust, association or other organization; and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for the Manager or administrator to delegate certain or all of its duties under such contracts to qualified investment advisers or administrators and to determine from time to time, without prior consultation with the Trustees, what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, or such other activities as may specifically be delegated to such party.

                  (b) The Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or Classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth under applicable federal or state law and in the By-Laws, including, without limitation, at the date hereof the requirements of Section 15 of the 1940 Act, or any successor provision; and any such contract may contain such other terms as the Trustees may determine.

                  (c) The Trustees are also empowered, at any time and from time to time, to contract with any corporations, trusts, associations or other organizations, appointing it or them the custodian, transfer agent or Shareholder servicing agent for the Trust or one or more of its Series (or Classes). Every such contract shall comply with such requirements and restrictions as may be set forth under applicable federal or state law and in the By-Laws or stipulated by resolution of the Trustees. The Trustees are empowered, at any time and from time to time, to retain sub-agents (foreign or domestic) in connection with any service provider to the Trust or one or more of its Series (or Classes).

                  (d) Subject to applicable law, the Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services, including, without limitation, accounting and pricing services, to the Trust or one or more of the Series (or Classes thereof), as the Trustees determine to be in the best interests of the Trust and the applicable Series (or Class).

                  (e)      The fact that:

                           (i) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization, with which an advisory, management or administration contract, or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

                           (ii) any corporation, trust, association or other organization with which an advisory, management or administration contract or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made with the Trust or any Series of the Trust also has an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the 1940 Act.

                  Section 9. Trustees and Officers as Shareholders. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he or she were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein or in the By-Laws relating to the sale and redemption of such Shares.

                                    ARTICLE V

                     Shareholders Voting Powers and Meetings
                     ---------------------------------------

                  Section 1. Voting Powers, Meetings, Notice and Record Dates. The Shareholders shall have power to vote only (i) for the election or removal of Trustees to the extent and as provided in Article IV, Section 2, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each Shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the applicable record date) of each Share owned by such Shareholder (number of Shares owned times net asset value per Share) on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of the Shareholders, all Shares of the Trust then entitled to vote shall be voted in aggregate, except
(i) when required by the 1940 Act, Shares shall be voted by individual Series or Class; and (ii) when the matter involves the termination of a Series or Class or any other action that the Trustees have determined will affect only the interests of one or more Series or Classes, then only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy may be given in writing. The By-Laws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else contained herein or in the By-Laws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or Classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy at a meeting. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders. Meetings of the Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-Laws.

                  Section 2. Quorum and Required Vote. Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, (i) thirty-three and one-third percent (33-1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholders meeting and (ii) when any one or more Series (or Classes) is to vote as a single class separate from any other Shares, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholders meeting of that Series (or Class). Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voting on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is concerned.

                  Section 3. Additional Provisions. The By-Laws may include further provisions for Shareholders votes and meetings and related matters.

                                   ARTICLE VI

                 Net Asset Value, Distributions and Redemptions
                 ----------------------------------------------

                  Section 1. Determination of Net Asset Value, Net Income, and Distributions. Subject to applicable law and Article III, Section 6 hereof, the Trustees, in their absolute discretion, may prescribe and shall set forth in the Registration Statement of the Trust as filed on Form N-1A or any successor form with the Commission (the "Registration Statement of the Trust") such bases and time or times for determining the net asset value of the Shares of any Series or Class, the net income attributable to the Shares of any Series or Class, or the declaration and payment of dividends and distributions on the Shares of any Series or Class, as they may deem necessary or desirable from time to time.

                  Section 2. Redemptions and Repurchases.

                  (a) The Trust shall purchase such Shares as are offered by any record holder of such Shares for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may, from time to time, authorize, and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or on their behalf), in accordance with any applicable provisions of the By-Laws and applicable law. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the request is made in proper form. The obligation set forth in this Section 2 is subject to the provisions regarding the suspension of the right of redemption that are set forth in the Registration Statement of the Trust, and as the Trustees, in their absolute discretion, may prescribe. In the case of a suspension of the right of redemption as provided herein, a record holder of such Shares may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension.

                  (b) The redemption price may, in any case or cases, be paid wholly or partly in-kind if the Trustees determine that such payment is advisable and in the interest of the remaining Shareholders of the Series or Class for which the Shares are being redeemed. The fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in-kind.

                  (c) If the Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Shares of any Series or Class has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), then the Trustees shall have the power (but not the obligation) by such means as they deem equitable (i) to involuntarily redeem any number, or principal amount, of Shares of such Person sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares to any Person whose acquisition of the Shares in question would result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

                  (d) The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing or regulatory authority.

                  (e) Subject to the requirements of the 1940 Act, the Board of Trustees may cause the Trust to redeem, at the price and in the manner provided in this Article VI, Shares of any Series or Class held by any Person
(i) if such Person is no longer qualified to hold such Shares in accordance with such qualifications as may be established by the Trustees, (ii) if the net asset value of such Shares is below the minimum investment amount which is set forth in the Registration Statement of the Trust or (iii) if otherwise deemed by the Trustees to be in the best interest of the Trust or that particular Series (or Class) as a whole.

                  (f) Shares redeemed shall, upon redemption, be deemed to be retired and restored to the status of unissued shares.

                                   ARTICLE VII

              Compensation and Limitation of Liability of Trustees
              ----------------------------------------------------

                  Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

                  Section 2. Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this
Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust's request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust's request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of
(i) and (ii), to the fullest extent consistent with the 1940 Act and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

                  All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

                  Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a statutory limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate including, without limitation, a requirement, in any note, bond, contract, instrument, certificate or undertaking made with respect to one or more Classes of any Series that the parties thereto look only to the assets of such Class or Classes in satisfaction of the liabilities arising thereunder. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

                  Section 3. Trustee's Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice, nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

                  Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which she or he becomes involved by virtue of her or his capacity or former capacity with the Trust.

                                  ARTICLE VIII

                                  Miscellaneous
                                  -------------

                  Section 1. Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

                  Section 2. Termination of Trust or Series.

                  (a) Unless dissolved as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series of Shares (or Class thereof) may be dissolved at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

                  (b) Upon the requisite Shareholder vote or action by the Trustees to dissolve the Trust or any one or more Series of Shares (or any Class thereof), after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series (or any Class thereof) as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the several Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series (or Class thereof) shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

                  (c) Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

                  Section 3. Reorganization.

                  (a) Notwithstanding anything else herein, the Trustees may, without any Shareholder approval or vote unless such approval or vote is required by applicable law, in order to change the form or jurisdiction of organization of the Trust or for any other purpose (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation), (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (iii) cause the Trust to reorganize under the laws of any state or other political subdivision of the United States, if such action is determined by the Trustees to be in the best interests of the Trust. Any agreement of merger or consolidation or exchange or certificate of merger may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

                  (b)      Pursuant to and in accordance with the provisions of
Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 of
Article VIII may effect any amendment to the governing instrument of the Trust or effect the adoption of a new trust instrument of the Trust if the Trust is the surviving or resulting trust in the merger or consolidation.

                  (c) The Trustees may, without any Shareholder approval or vote unless such approval or vote is required by applicable law, create one or more statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

                  (d) Notwithstanding anything else herein, the Trustees may, without Shareholder approval (unless required by the 1940 Act), invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but not need) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or series thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

                  Section 4. Amendments. Except as specifically provided in this
Section 4 of Article VIII, the Trustees may, without Shareholder vote, restate, amend or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote (i) on any amendment that would affect their right to vote granted in Article V, Section 1 hereof, (ii) on any amendment to this Section 4 of Article VIII, (iii) on any amendment that may be required to be approved by Shareholders by applicable law or by the Trust's registration statement filed with the Commission, and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series (or Classes thereof) shall be authorized by a vote of the Shareholders of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by
Article VII, Section 4 with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

                  Section 5. Filing of Copies, References, Headings. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendments, references to this instrument, and all expressions such as "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

                  Section 6. Applicable Law.

                  (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be of the type commonly called a statutory trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

                  (b) Notwithstanding the first sentence of Section 6(a) of this Article VIII, there shall not be applicable to the Trust, the Trustees or this Declaration of Trust (x) the provisions of section 3540 of Title 12 of the Delaware Code or (y) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property,
(iv) fees or other sums applicable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal,
(vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

                  Section 7. Provisions in Conflict with Law or Regulations.

                  (a) The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations


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

thereunder, with the Delaware Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

                  (b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

                  Section 8. Statutory Trust Only. It is the intention of the Trustees to create a statutory trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

                  Section 9. Derivative Actions. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

                  (a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 9(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

                  (b) Unless a demand is not required under paragraph (a) of this Section 9, Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Trustees to commence such action.

                  (c) Unless a demand is not required under paragraph (a) of this Section 9, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

                  For purposes of this Section 9, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

                  IN WITNESS WHEREOF, the Initial Trustee named below does hereby make and enter into this Declaration of Trust as of March 30, 2004.

INITIAL TRUSTEE


/s/
----------------------------------------
James Jordan, as Initial Trustee


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